UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Village Farms International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Preliminary Copy

NOTICE AND PROXY STATEMENT

FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2022

APRIL                 , 2022

Village Farms International, Inc.

Notice of 2022 Annual and Special Meeting of Shareholders

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of shareholders of Village Farms International, Inc. (the “Company”) will be held as a virtual only meeting via live audio webcast online at www.virtualshareholdermeeting.com/VFF2022 on May 24, 2022 at 1:00 P.M. Eastern time.

What the Meeting is About

The following items of business will be covered at the Meeting:

1.	to receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2021, including the auditor’s report thereon;

2.	to elect the directors to serve until the 2023 Annual Meeting of Shareholders or until their successors are elected or appointed;

3.	to approve the compensation of the Company’s named executive officers on an advisory, non-binding basis;

4.	determination of the frequency of shareholder approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis;

5.	to appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022;

6.	to approve the continuance of the Company under the Business Corporations Act (Ontario); and

7.	to transact such other business as may be properly brought before the Meeting or any adjournment of postponement thereof.

The proxy statement accompanying this notice of meeting provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

You have the right to vote

You are entitled to receive notice of and vote at the Meeting, or any adjournment, if you are a holder of common shares of the Company at the close of business on April 19, 2022.

You have the right to vote your shares on items 2 through 6 listed above and any other items that may properly come before the Meeting or any adjournment.

We expect to mail the Notice of Meeting, Proxy Statement and the form of proxy on or around April                 , 2022.

Your vote is important

Due to the uncertain public health impact of COVID-19 and in consideration of the health and safety of our shareholders, colleagues and boarder community, this year’s meeting will be held in a virtual meeting format only. Shareholders will be able to listen to, participate in and vote at the Meeting in real time through a web-based platform.

If you are not able to be participate at the Meeting, please exercise your right to online at www.proxyvote.com or by signing and returning the enclosed form of proxy or voting instruction form in the enclosed return envelope to Broadridge at: Data Processing Centre, P.O. Box 3700 STN Industrial Park, Markham, ON, L3R 9Z9, so as to arrive not later than 1:00 p.m. (Toronto time) on May 19, 2022 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

John R. McLernon

Chairman

April                 , 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2022.

Our Notice of 2022 Annual and Special Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Company’s website at www.villagefarms.com in the Investors section under Shareholder Materials.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	1

QUESTIONS ABOUT THE ANNUAL AND SPECIAL MEETING AND VOTING YOUR SHARES	1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	9

VOTING SECURITIES	10

PRINCIPAL HOLDERS OF VOTING SECURITIES	11

DELINQUENT SECTION 16(a) REPORTS	13

RECEIPT OF FINANCIAL STATEMENTS	14

ITEM NO. 1—ELECTION OF DIRECTORS	15
Board Recommendation	18

CORPORATE GOVERNANCE	19
Board Mandate	19
Composition and Independence of the Board	19
Board Oversight of Risk	20
Nomination of Directors	21
Diversity	22
Director Term Limits and Other Mechanisms of Board Renewal	23
Orientation and Continuing Education	23
Assessments	23
Meeting Attendance	24
Executive Sessions	24
Ethical Business Conduct	24
Conflicts of Interest	25
Shareholder Communications with the Board	25
Board Committees	25

ITEM NO. 2—APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ON AN ADVISORY, NON-BINDING BASIS	27

ITEM NO. 3—DETERMINATION OF THE FREQUENCY OF SHAREHOLDER APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ON AN ADVISORY, NON-BINDING BASIS	28

ITEM NO. 4—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
Board Recommendation	30
Audit, Audit-Related, Tax and Other Fees	30
Pre-Approval Policies and Procedures	30
Audit Committee Report	30

ITEM NO. 5—CONTINUANCE OF THE COMPANY UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO)	32
Background	32
Continuance Process	32
Effect of Continuance	32
Comparison of CBCA and OBCA	33
Continuance Resolution	36
Board Recommendation	36
Rights of Dissent in Respect of the Continuance Resolution	37

EXECUTIVE COMPENSATION	39
Compensation Discussion and Analysis	39
Objectives of the Company’s Executive Compensation Policy	41

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

The information contained in this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies to be used at the annual and special meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (the “Shares”) of Village Farms International, Inc. (the “Company”, “Village Farms”, “we” or “our”) to be held on May 24, 2022 at 1:00 P.M. (Eastern time) via live audio webcast online at www.virtualshareholdermeeting.com/VFF2022 and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally or by electronic means by directors, officers, employees or agents of the Company. The solicitation of proxies by this Proxy Statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by Village Farms.

The information contained in this Proxy Statement is given as at April    , 2022 except where otherwise noted. All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars, unless otherwise indicated.

QUESTIONS ABOUT THE ANNUAL AND SPECIAL MEETING AND VOTING YOUR SHARES

Why will the Meeting be completely virtual?

Due to the uncertain public health impact of COVID-19 and in consideration of the health and safety of Shareholders, colleagues and the broader community, this year’s meeting will be held in a virtual meeting format only, by way of a live webcast. Registered shareholders and duly appointed proxyholders (including non-registered shareholders who have appointed themselves as proxyholder) will be able to attend, participate and vote at the Meeting, all in real time. Non-registered shareholders who do not appoint themselves as proxyholder may still attend the Meeting and ask questions. Guests will be able to listen to the Meeting, but will not be able to vote or ask questions at the Meeting.

What is the date, time and place of the Meeting?

You can attend the Meeting by joining the live webcast online at www.virtualshareholdermeeting.com/VFF2022 which will commence at 1:00 P.M. (Eastern time) on May 24, 2022. For details on how to attend and participate in the virtual Meeting, see “How do I attend and participate in the virtual meeting?” below.

Who can vote at the Meeting?

Only Shareholders as of the close of business on the record date, being April 19, 2022, are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the accompanying proxy card.

At the close of business on the record date, 88,561,929 Shares were issued and outstanding.

Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting. Common shares of Village Farms are the only securities of Village Farms which will have voting rights at the Meeting.

How do I attend and participate in the virtual Meeting?

How you vote depends on whether you are a registered or a non-registered Shareholder. Please read the voting instructions below that are applicable to you.

In order to attend the Meeting, registered Shareholders, duly appointed proxyholders (including non-registered Shareholders who have duly appointed themselves as proxyholder) and guests (including non-registered Shareholders who have not duly appointed themselves as proxyholder) must log in online as set out below.

To participate in the Meeting, shareholders will need to visit www.virtualshareholdermeeting.com/VFF2022 and log-in using the 16-digit control number included either on your proxy form or voting instruction form, as applicable. The Meeting platform is fully supported across browsers and devices running the most updated version of applicable software plug-ins. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the Meeting. The Meeting will begin promptly at 1:00 p.m. (Eastern time) on May 24, 2022. Online check-in will begin starting 15 minutes prior, at 12:45 p.m. (Eastern time). You should allow ample time for online check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. The webcast Meeting allows you to attend the Meeting live, submit questions and submit your vote while the Meeting is being held if you have not done so in advance of the Meeting.

Guests will be able to attend the Meeting through the live webcast only, by joining the webcast as a guest at www.virtualshareholdermeeting.com/VFF2022. They will not be able to submit questions or vote.

You may ask a question during the Meeting by typing your question into the “Ask a Question” field and clicking “Submit”.

You must first join the Meeting as described above in “How can I attend and participate in the annual meeting?”. No questions will be taken in any other manner the day of the meeting.

What is the quorum for the Meeting?

The presence at the opening of the Meeting of two persons who are entitled to vote either as Shareholders or as proxy holders and holding or representing not less than 33 1⁄3% of the outstanding Shares entitled to vote at the Meeting as of the record date will constitute a quorum for the transaction of business at the Meeting. In general, Shares represented by a properly signed and returned proxy card, or properly voted by Internet or telephone, or voted by your broker will be counted as shares present and entitled to vote at the Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

What does it mean to vote by proxy?

Voting by proxy means that you are giving the person or people named on your proxy form (the “proxyholder”) the authority to vote your Shares for you at the Meeting or any adjournment. A proxy form is included with this Proxy Statement.

The management representatives named on the proxy form will vote your Shares for you, unless you appoint someone else to be your proxyholder. You have the right to appoint a person to represent you at the Meeting other than the persons named on the proxy form. If you want to appoint someone else, you can insert that person’s name in the blank space provided in the form of proxy. That other person does not need to be a Shareholder of the Company. See Appointee Instructions below.

If you are voting your Shares by proxy, please complete the enclosed form of proxy and return it by either of the following means:

VOTE BY INTERNET:

To vote by Internet, visit www.proxyvote.com or scan the QR Code to access the website. You will need your 16-digit control number located on the form of proxy/voting instruction form. Vote cut-off is 1:00 p.m. on May 19, 2022 (Toronto time).

VOTE BY MAIL:

Return the completed, signed and dated form of proxy/voting instruction form by mail in the business reply envelope to: Data Processing Centre, P.O. Box 3700 STN Industrial Park, Markham, ON L3R 9Z9.

VOTE BY TELEPHONE:

As an alternative, you may enter your vote instruction by telephone at 1-800-474-7493 (English) or 1-800-474-7501(French). You will need your 16-digit control number located on the form of proxy/voting instruction form.

Our transfer agent, Broadridge Investor Communications Corporation (“Broadridge”), must receive your completed proxy form or voting instructions form by 1:00 p.m. (Toronto time) on May 19, 2022 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

What’s the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your Share certificate or in the registers of the Company maintained by Computershare. Your proxy form tells you whether you are a registered Shareholder. We mail copies of the Notice of Meeting, this Proxy Statement and the form of proxy (collectively, the “proxy materials”) directly to registered Shareholders.

Non-Registered (or Beneficial) Shareholders

You are a non-registered (or beneficial) Shareholder if your bank, trust company, securities broker or other financial institution holds your Shares for you (as your nominee). For most of you, your voting instruction form or proxy tells you whether you are a non-registered (or beneficial) Shareholder.

In accordance with Canadian securities law and the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have distributed copies of the proxy materials and the annual report to intermediaries (such as securities brokers or financial institutions) for onward distribution to those non-registered or beneficial Shareholders to whom we have not sent the proxy materials and the annual report directly.

The intermediaries are required to forward proxy materials and the annual report to non-registered or beneficial Shareholders unless a non-registered or beneficial Shareholder has waived the right to receive them. Very often, intermediaries will use a service company (such as Broadridge) to forward the proxy materials to non-registered or beneficial Shareholders.

How do I vote?

Most non-registered or beneficial Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form (“VIF”). Registered Shareholders will, and some non-registered (beneficial) Shareholders may, receive a form of proxy. Shareholders should follow the procedures set out below, depending on what type of form they receive.

VOTE BY INTERNET:

To vote by Internet, visit www.proxyvote.com or scan the QR Code to access the website. You will need your 16-digit control number located on the form of proxy/voting instruction form. Vote cut-off is 1:00 pm on May 19, 2022(Toronto time).

VOTE BY MAIL:

Return the completed, signed and dated form of proxy/voting instruction form by mail in the business reply envelope to: Data Processing Centre, P.O. Box 3700 STN Industrial Park, Markham, ON L3R 9Z9.

VOTE BY TELEPHONE:

As an alternative, you may enter your vote instruction by telephone at 1-800-474-7493 (English) or 1-800-474-7501 (French). You will need your 16-digit control number located on the form of proxy/voting instruction form.

If a non-registered Shareholder wishes to attend the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete, sign and return the VIF in accordance with the directions provided.

Appointee Instructions

You are encouraged to appoint yourself or such other person (other than the named proxyholders) online at www.proxyvote.com as this will reduce the risk of any mail disruptions in the current environment and will allow you to share the Appointee Information you have created with any other person you have appointed to represent you at the meeting more easily. If you do not designate the Appointee Information when completing your form of proxy or voting information form or if you do not provide the exact Appointee Identification Number and Appointee Name to any other person (other than the named proxyholders) who has been appointed to access and vote at the meeting on your behalf, that other person will not be able to access the meeting and vote on your behalf.

You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Meeting. Appointees can only be validated at the Virtual Shareholder Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter.

IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. If the non-registered Shareholder does not wish to attend the virtual Meeting (or have another person participate and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete the form of proxy and deposit it with Broadridge at: Data Processing Centre, P.O. Box 3700 STN Industrial Park, Markham, ON, L3R 9Z9 as described above. If a non-registered Shareholder wishes to participate and vote at the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must strike out the names of the persons named in the proxy and insert the non-registered Shareholder’s (or such other person’s) name in the blank space provided. See above “Appointee Instructions”.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The proxy materials are being sent or made available to both registered and non-registered owners of Shares. The Company is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Company intends to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

•	receiving the financial statements of the Company for the fiscal year ended December 31, 2021, including the auditor’s report thereon;

•	Item No. 1—electing directors to serve until the 2023 Annual Meeting of Shareholders or until their successors are elected or appointed;

•	Item No. 2—approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis;

•	Item No. 3—determination of the frequency of shareholder approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis;

•	Item No. 4—appointing an independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022;

•	Item No. 5—approval of the continuance of the Company under the Business Corporations Act (Ontario); and

•	transacting such other business as may be properly brought before the Meeting.

As of the date of this Proxy Statement, the Board of Directors (the “Board”) is not aware of any such other business.

How does the Board recommend that I vote?

Our Board recommends that each Shareholder vote “FOR” Items Nos. 1, 2, 4 and 5 and “1 Year” for Item No. 3.

What votes may I cast with regard to each proposal?

You can choose to vote “For” or “Withhold” for Items No. 1 and 4, “For” or “Against” for Items No. 2 and 5 and “1 Year”, “2 Year”, “3 Year” and “Abstain” for Item No. 3. The Shares represented by the proxy form will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

If you return your proxy form or voting instruction form and do not tell us how you want to vote your Shares, your Shares will be voted “FOR” each director nominee and each proposal by the management representatives named in the proxy.

The enclosed form of proxy confers discretionary authority upon the management representatives designated in the form of proxy with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters.

What vote is required in order to approve each proposal?

•

Item No. 1: Under our Majority Voting Policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. Unless exceptional circumstances apply, the Board will accept the resignation. Within ninety (90) days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).

•

Item No. 2: The approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis requires the majority of the votes cast at the Meeting in order for such item to be considered approved by the Company’s shareholders on an advisory, non-binding basis, and votes cast only include those votes cast “For” or “Against” the proposal.

•

Item No. 3: The frequency option (one year, two years or three years) that receives the majority of the votes cast at the Meeting will be considered approved by the Company’s shareholders on an advisory, non-binding basis, and votes cast only include those votes cast “For” one of the three options or “Abstain”. If no option receives the required majority vote approval, the Board will take into account all voting results in determining the frequency of the say-on-pay vote.

•

Item No. 4: The appointment of an independent registered public accounting firm requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Withhold” the proposal.

•	Item No. 5: The approval of the continuance of the Company under the Business Corporations Act (Ontario) requires at least 66 and two-thirds percent of the votes cast at the Meeting.

What impact does a “Withhold”, “Against”, or “Abstain” vote have?

•

Item No. 1: If you select “Withhold” with respect to the election of a nominee, your vote will have no effect on the votes cast for the purposes of electing such nominee but will be considered in the application of our Majority Voting Policy which is described above.

•	Item No. 2 and 5: If you select “Against,” your vote will have the same effect as a “Withhold” vote.

•	Item No. 3: If you select “Abstain,” your vote will have the same effect as a “Withhold” vote.

•	Item No. 4: If you select “Withhold”, your vote will have no effect on the votes cast for the purposes of appointing the Company’s independent registered public accounting firm.

What is the effect if I do not cast my vote?

If as a registered Shareholder you do not cast your vote in person or by proxy, no votes will be cast on your behalf on any of the proposals.

If you are a U.S. beneficial Shareholder with an intermediary, you must instruct your U.S. intermediary how to vote your shares. If, as a U.S. non-registered or beneficial Shareholder, you do not instruct your intermediary on how to vote on any of the proposals at the Meeting, the intermediary has discretionary authority to vote your shares on Item No. 4, but the intermediary does not have discretionary authority to vote your shares on the rest of the proposals or any non-routine item, so a “broker non-vote” will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

How do I change my vote?

A registered Shareholder who has given a proxy may revoke that proxy and change a vote by:

(a)	completing and signing a proxy bearing a later date and depositing it with Broadridge as described above;

(b)

depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing at our registered office at any time before 1:00 p.m. (Toronto time) on May 19, 2022, or on the last business day before any adjournment of the Meeting at which the proxy is to be used, or

(c)	in any other manner permitted by law.

A non-registered or beneficial Shareholder may revoke a voting instruction form or a waiver of the right to receive proxy materials and to vote given to an intermediary or to the Company, as the case may be, at any time by written notice to the intermediary or the Company, except that neither an intermediary nor the Company is required to act on a revocation of a voting instruction form or on a waiver of the right to receive materials and to vote that is not received by such intermediary or the Company, at least seven days prior to the Meeting.

What does it mean if I receive more than one set of proxy materials?

This means that you own Shares that are registered under different accounts. For example, you may own some Shares directly as a registered Shareholder and other Shares as a non-registered beneficial Shareholder through an intermediary, or you may own Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet or telephone by following the instructions on your proxy materials.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by mail, but the Company’s directors, officers and regular employees may also solicit proxies personally, by telephone or other electronic means. The Company will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. The Company has arranged for intermediaries to forward the Meeting materials to non-registered or beneficial Shareholders of record, and the Company may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

How can I make a Shareholder proposal for the 2023 Annual General Meeting?

If you want to propose a matter for consideration at our 2023 Annual General Meeting, then that proposal must be received at our registered office at 4700—80th Street, Delta, British Columbia, Canada, V4K 3N3 between December 25, 2022 and February 23, 2023, (which is the deadline for a proposal to be valid under the Canada Business Corporations Act (the “CBCA”)), which is later than the January 6, 2023 deadline for Shareholder proposals (including nominations of directors by Shareholders) to be submitted for inclusion in our proxy statement under Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Certain conditions must be met in order for a Shareholder proposal to be eligible under the CBCA and to be eligible for inclusion in the proxy statement under the Exchange Act. Additionally, a Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the CBCA or a Shareholder proposal made pursuant to the CBCA provisions described above, is required to comply with Section 1.4 of the Advance Notice Bylaw. Information regarding these conditions and related procedures can be found under the heading “2023 Shareholder Proposals” in this Proxy Statement.

If the Continuance is approved and effected, the deadlines and requirements prescribed by the CBCA will cease to apply to the Company and any matter that you wish to propose for consideration at our 2023 Annual General Meeting may instead be proposed in accordance with the Business Corporations Act (Ontario) (the

“OBCA”), see “Item No. 4 – Continuance of the Company under the Business Corporations Act Ontario – Comparison of CBCA and OBCA – Shareholder Proposals” below. If the Continuance is approved and effected, the Company will adopt Bylaws substantially in the form attached hereto as Appendix D, which will contain provisions substantially similar to Section 1.4 of the Advance Notice Bylaw.

What if amendments are made to the proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, the Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who will tabulate the votes?

We currently expect that Broadridge will tabulate the votes, and Broadridge will be our scrutineer for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be announced via press release and filed with the Canadian securities regulatory authorities on SEDAR at www.sedar.com and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov within four business days of the Meeting.

Who may adjourn the meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the meeting and entitled to vote even when such Shareholders do not constitute a quorum.

What if I have technical difficulties or trouble accessing the meeting webcast?

We encourage you to test your computer and internet browser prior to the meeting at the Meeting URL www.virtualshareholdermeeting.com/VFF2022. If you encounter any difficulties accessing the Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical difficulties may arise during the course of the Meeting. The Chair of the Meeting has discretion as to whether and how the Meeting should proceed if a technical difficulty arises. In exercising this discretion, the Chair of the Meeting will have regard to the number of Shareholders impacted and the extent to which participation in the business of the Meeting is affected. Where the Chair of the Meeting considers it appropriate, the Chair of the Meeting may continue to hold the Meeting and transact business, including conducting a poll and voting in accordance with valid proxy instructions. For this reason, Shareholders are encouraged to complete and submit their form of proxy or voting instruction form in advance of the Meeting even if they plan to attend the Meeting online.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created by those sections. This Proxy Statement also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “contemplate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include those described in our filings with the SEC, including our most recent Annual Report on Form 10-K for the year ended December 31, 2021, as amended. A copy of this document can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR at www.sedar.com; however, we will promptly provide a copy of this document to any Shareholder of the Company free of charge upon request. All forward-looking statements in this Proxy Statement speak only as of the date of this Proxy Statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

VOTING SECURITIES

As of April 1, 2022, 88,561,929 Shares were issued and outstanding. Each holder of Shares of record at the close of business on April 19, 2022, the record date established for notice of the Meeting, will be entitled to one vote for each Share held on all matters proposed to come before the Meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The table below sets forth information known to us regarding the beneficial ownership of our Shares as of April 1, 2022 for:

•	each person the Company believes beneficially holds more than 5% of the outstanding shares of our Shares based solely on our review of SEC filings;

•	each of our directors and director nominees;

•	each of the named executive officers named in the Summary Compensation Table (we collectively refer to these persons as our “named executive officers”, “Named Executive Officers” or “NEOs”); and

•	all of our directors and executive officers as a group.

The number of Shares beneficially owned by a person includes shares subject to Options held by that person that are currently exercisable or that become exercisable within 60 days of April 1, 2022. Percentage calculations assume, for each person and group, that all Shares that may be acquired by such person or group pursuant to Options currently exercisable or that become exercisable within 60 days of April 1, 2022 are outstanding for the purpose of computing the percentage of Shares owned by such person or group. However, such unissued Shares described above are not deemed to be outstanding for calculating the percentage of Shares owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table.

Name of Beneficial Owner	Ownership or Control Over Shares	Percentage of Shares beneficially owned
Greater than 5% Shareholders:
Michael A. DeGiglio (also a Director and NEO) c/o Village Farms, 90 Colonial Center Parkway Suite 100, Lake Mary, FL 32746 (1)	9,659,529	10.9%
Sundial Growers Inc. (2)	6,447,600	7.3%
Directors and Named Executive Officers: (3)		*
John P. Henry (4)	129,624	*
John R. McLernon (5)	226,024	*
Christopher C. Woodward (6)	279,824	*
David Holewinski (7)	239,124	*
Stephen C. Ruffini (8)	1,372,732	1.6%
Mandesh Dosanjh (9)	170,600	*
Orville Bovenschen (10)	25,000	*
Derin Gemmel (11)	46,667	*
All Directors and Executive Officers as a Group (Six Persons) (12)	11,906,857	13.4%

(1)	Consists of 9,259,529 Shares and Options to purchase 400,000 shares that are exercisable within 60 days of April 1, 2022.
(2)

Based solely on Schedule 13 G/A (Amendment No.5) filed by Sundial Growers Inc. on January 4, 2022. As described in the Schedule 13 G/A, the address of Sundial Growers Inc. is #300, 919 – 11 Avenue SW, Calgary, Alberta, Canada T2R 1P3.

(3)	The address of each of the directors and NEOs is c/o Village Farms International, 4700 – 80th Street, Delta, British Columbia, Canada, V4K 3N3.

(4)	Consists of 23,500 Shares and Options to purchase 106,124 Shares that are exercisable within 60 days of April 1 2022.
(5)	Consists of 100,900 Shares and Options to purchase 125,124 Shares that are exercisable within 60 days of April 1, 2022.
(6)	Consists of 168,700 Shares and Options to purchase 111,124 Shares that are exercisable within 60 days of April 1, 2022.
(7)	Consists of 133,000 Shares and Options to purchase 106,124 Shares that are exercisable within 60 days of April 1, 2022.
(8)	Consists of 964,399 Shares and Options to purchase 408,333 Shares that are exercisable within 60 days of April 1, 2022.
(9)	Consists of 140,600 Shares and 30,000 PSUs earned but not taken as of April 1, 2022.
(10)	Consists of Options to purchase 25,000 Shares that are exercisable within 60 days of April 1, 2022.
(11)	Consists of Options to purchase 46,667 Shares that are exercisable within 60 days of April 1, 2022.
(12)	Consists of 10,740,028 Shares and Options to purchase 1,255,829 Shares that are exercisable within 60 days of April 1, 2022.
*	Denotes less than 1% beneficial ownership.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and executive officers, we believe that all the Section 16(a) filing requirements for our executive officers, directors and greater than 10% shareholders for the year ended December 31, 2021 were filed in a timely manner, except for Mr. Woodward, Mr. Henry, Mr. McLernon and Mr. Holewinski, who each inadvertently filed one late Form 4 with the SEC on December 7, 2021.

RECEIPT OF FINANCIAL STATEMENTS

At the Meeting, Shareholders will receive and consider the financial statements of the Company for the fiscal year ended December 31, 2021 and the auditor’s report thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken.

ITEM NO. 1—ELECTION OF DIRECTORS

Pursuant to the articles of the Company, the number of directors of the Company is set at a minimum of three and a maximum of ten, and the Board is authorized to determine the actual number of directors to be elected from time to time. The Company currently has six directors, and all are being proposed for nomination at the Meeting. Unless they resign, all directors elected at the Meeting will hold office until our next annual meeting of Shareholders or until their successors are elected or appointed.

In April 2013, the Company adopted a majority voting policy (the “Majority Voting Policy”), which was amended on May 10, 2017, pursuant to which directors who are not elected by at least a majority (50% + 1) of the votes cast with respect to his or her election in an uncontested election are required to tender their resignation, absent exceptional circumstances. The Majority Voting Policy applies to this election of directors. Under such policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. Within 90 days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).

The following incumbent directors of the Company are nominated for election at the Meeting.

Director	Experience and Qualifications
Michael A. DeGiglio Florida, United States Director Since October 2016 Age 66	Mr. DeGiglio, Director and Chief Executive Officer of the Company. Mr. DeGiglio is a founder of Village Farms International through predecessor companies and has served as its Director and Chief Executive Officer since its inception in 1989. Mr. DeGiglio joined EcoScience Company (NASDAQ) a bio-technology company, in November 1992 upon its acquisition of Agro-Dynamics Inc., a company Mr. DeGiglio founded in 1984 and where he served as President since its inception. Additionally, he served as President and Chief Executive Officer of EcoScience from 1995 until its merger with Village Farms in 1999. Prior to commencing his business career in 1983, Mr. DeGiglio served on active duty in the United States Navy from 1976 through 1983, and in the Naval Air reserves from 1983 through 2001, retiring at the rank of Captain. Throughout his Naval career, Captain DeGiglio held multiple Department head positions, successfully completed a tour as Commanding Officer of a jet squadron, performed multiple tours overseas, accumulated over 5,000 hours of military flight time, and completed numerous senior management and military courses. Mr. DeGiglio received a Bachelor of Science degree in Aeronautical Science from Embry Riddle Aeronautical University (ERAU) in Daytona Beach, Florida. He has served as the former Chairman of the Presidential Advisory Board of ERAU.
John P. Henry (1)(2) Florida, United States Director Since October 2006 Age 74

Mr. Henry has been a director of the Company since 2006. From 1981 to 2000, Mr. Henry was employed by Ocean Spray Cranberries, Inc. (“Ocean Spray”), retiring as Senior Vice-President of Grower Relations and Chief Financial Officer in

Director	Experience and Qualifications
2000. Ocean Spray grew from $400 million to $1.3 billion in revenues during his tenure. Mr. Henry also served as a Director of Nantucket Allserve Inc., a majority owned subsidiary of Ocean Spray. From 1980 to 1981, he was Chief Financial Officer of Castle Toy Co, Inc., and prior to that, Mr. Henry was employed by Laventhol and Horwath providing auditing, consulting, and tax services to large public and private companies. He received a Bachelor of Science degree in Business Administration and a Master in Taxation degree from Bryant College in Smithfield, Rhode Island. Mr. Henry is a non-practicing Certified Professional Accountant in the State of Rhode Island.
David Holewinski (1)(2) Florida, United States Director Since June 2011 Age 82

Mr. Holewinski has been a director of the Company since 2011. Mr. Holewinski is a Management Consultant. He served as a director of Agro Power Development Inc. (“APDI”) from 2004 until October 2006. Between 1995 and 2000, Mr. Holewinski served as Senior Vice President of Business Development for APDI. Mr. Holewinski has co-founded two biotechnology companies, co-founded a company with computer and internet security, as well as co-founded a company with novel precast concrete technology for the construction industry. Between 1983 and 1988, Mr. Holewinski was a Manager of Business Development for ConAgra Foods, Inc. Mr. Holewinski has a Bachelor of Arts degree from Pennsylvania State University and a Master of Business Administration degree from Harvard University.

John R. McLernon British Columbia, Canada Director Since January 2005 Age 81

Mr. McLernon has been the Chairman and a director of the Company since 2006. Mr. McLernon is President of McLernon Consultants Ltd. He is Honourary Chairman and Co-Founder of Colliers International (“Colliers”), a global commercial real estate services company operating from 485 offices in 65 countries. He served as Chairman and Chief Executive Officer of Colliers from 1977 to 2002 and as Chairman until December 2004. Mr. McLernon also serves as a director of several public and private companies as well as major nonprofit organizations, and is Chairman of A&W Revenue Royalties Income Fund and City Office REIT, Inc.*

Stephen C. Ruffini Florida, United States Director Since March 2014 Age 62

Mr. Ruffini has been a director of the Company since 2014 and Chief Financial Officer of the Company since 2009. From 2001 to 2005, Mr. Ruffini was a Director and Chief Financial Officer of HIT Entertainment, Ltd., which was the preeminent young children’s entertainment company listed on the London Stock Exchange. From 2006 to 2008, he was the Chief Financial Officer of Performing Brands, which was a publicly listed U.S. company in the beverage industry. He was a Tax Manager with Arthur Andersen from 1984 to 1993. Mr. Ruffini has a Master of Business Administration degree from the University of Texas and a Bachelor of Business Administration degree from Southern Methodist University.

Director	Experience and Qualifications
Christopher C. Woodward (1)(2) British Columbia, Canada Director Since November 2003 Age 65

Mr. Woodward has been a director of the Company since 2006. Mr. Woodward serves as chair or director of a number of private and public companies as well as charitable institutions. These include the P.A. Woodward Medical Foundation, Brentwood College and Cambie Surgeries Corp. He is currently Chair of the Keg Royalty Trust, Director of the Great Western Brewery and he is past Chair of the Vancouver Coastal Health Authority. Mr. Woodward received his Bachelor of Arts (Economics) degree from the University of Western Ontario.

(1) Member of the Audit Committee. (2) Member of the Compensation and Corporate Governance Committee * SEC Reporting Issuer.

No Family Relationships

There are no family relationships among any directors and executive officers.

Involvement in Certain Legal Proceedings

No proposed director is, to the knowledge of the Company as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days, (ii) was subject to cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, (iii) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, (iv) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromised with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director, or (v) has been involved in any criminal convictions or proceedings, order or judgment or decree limiting the person from engaging in any type of business or securities, nor found by a court or the SEC to have violated a United States federal or state securities law nor found by a court or the Commodity Futures Trading Commission to have violated any United States federal commodities law.

Except as described below, no proposed director of the Company has been subject, to the knowledge of the Company, to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

On March 12, 1998, the United States District Judge for the Central District of California entered a Final Consent Judgment of Permanent Injunction, Disgorgement, and Civil Penalty against Mr. Holewinski relating to allegations of insider trading in the securities of Chantal Pharmaceutical Corporation.

Mr. Holewinski, without admitting or denying the allegations, consented to a Judgment that permanently enjoined him from future violations of the antifraud provisions of the federal securities laws and ordered Mr. Holewinski to disgorge losses avoided in the amount of US$28,162, plus prejudgment interest in the amount of US$4,921 and to pay a civil penalty in the amount of US$28,162.

Board Recommendation

The Board recommends a vote FOR the election of all nominees for directors named in this Proxy Statement.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board believes that sound corporate governance practices are essential to contributing to the effective and efficient decision-making of management and the Board and to the enhancement of Shareholder value. The Board and management believe that the Company has a sound governance structure in place for both management and the Board. Of particular note, the Company has:

•	established a written mandate of the Board;

•	established a written charter for the Audit Committee;

•	established a written charter for the Compensation and Corporate Governance Committee;

•	established a written Disclosure and Insider Trading Policy; and

•	established a written Code of Ethics and Whistleblowing Policy.

Each of the committee charters and all corporate governance policies can be found on the Company’s website at https://villagefarms.com, under the investor-relations/governance tab.

National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201—Corporate Governance Guidelines (“NP 58-201”) requires issuers, including the Company, to disclose the corporate governance practices that they have adopted. NP 58-201 provides guidance on governance practices. The Company is also subject to National Instrument 52-110—Audit Committees (“NI 52-110”), which has been adopted in various Canadian provinces and territories and which prescribes certain requirements in relation to audit committees.

Board Mandate

The Board has adopted a mandate in which it explicitly assumes responsibility for stewardship of the Company. The Board is mandated to represent the Shareholders to assess and approve the strategic direction of the Company, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed benchmarks, and assure the integrity of financial reports. A copy of the Board Mandate is attached hereto as Appendix A.

Composition and Independence of the Board

The Company’s Board is currently composed of six directors, a majority (four) of whom meet the independence standards under the listing standards of Nasdaq and NI 52-110. Each member of the Audit Committee and Compensation and Corporate Governance Committee also meet such independence standards, and in the case of Audit Committee members, the additional independence requirements of Rule 10A-3 of the Exchange Act. Each year the Board reviews the composition of the Board, the Audit Committee and Compensation and Corporate Governance Committee and assesses whether a Board or Committee member is “independent”, including an assessment of any direct or indirect relationship between each Board member, on one hand, and the Company or any of its subsidiaries, or with management, on the other than, which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Following the Meeting, the Board is expected to be composed of six directors, with a majority (four) meeting the independence standards.

Director	Independent
Michael A. DeGiglio	No
John P. Henry	Yes
David Holewinski	Yes
John R. McLernon	Yes
Stephen C. Ruffini	No
Christopher C. Woodward	Yes

Mr. DeGiglio, President and Chief Executive Officer of the Company, is not an independent director because of his role in the Company’s management team.

Mr. Ruffini, Executive Vice President and Chief Financial Officer of the Company, is not an independent director because of his role in the Company’s management team.

The following table outlines other reporting issuers where our directors serve on the board:

Director	Reporting Issuer
John R. McLernon	A&W Revenue Royalties Income Fund, City Office REIT, Inc.
Christopher C. Woodward	Keg Royalty Trust

Board Oversight of Risk

With regard to risk management, the Board ensures that the business of the Company is conducted in compliance with applicable laws and regulations and according to the highest ethical standards; identifies and documents the financial risks and other risks that the Company faces in the course of its business and ensures that such risks are appropriately managed; and has adopted several policies to address such risks as described above.

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities with the supported of management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include regulatory, operational, financial (accounting, liquidity and tax), legal, compensation, competitive, health, safety and reputational risks.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Shareholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Company. The Compensation and Corporate Governance Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board can assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Company.

We believe our current Board structure is appropriate and helps ensure proper risk oversight for the Company. The full Board conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies, while our standing Board committees conduct more specific risk oversight related to their responsibilities. The Chair ensures that there is sufficient time on the Board agenda for risk management discussions.

Nomination of Directors

Directors of the Company are expected to bring to the Board the broadest possible knowledge and depth of experience from their chosen business or profession. Directors should evidence a demonstrated ability to deal with business, financial and social issues. This implies a capacity to provide additional strength, diversity of views and up-to-date perceptions to the Board and its deliberations. It is the mandate of the Compensation and Corporate Governance Committee to identify and recommend qualified candidates for the Board. In assessing whether identified candidates are suitable for the Board, the Compensation and Corporate Governance Committee considers: (i) the competencies and skills considered necessary for the Board as a whole; (ii) the competencies and skills that the existing directors possess, and the competencies and skills nominees will bring to the Board; and (iii) whether nominees can devote sufficient time and resources to his or her duties as a member of the Board. Potential candidates for membership on the Board will not be denied consideration by reason of race, sex, religion or affiliation with some special constituency group, nor will any candidate be selected solely for such reason.

It is the Compensation and Corporate Governance Committee’s policy to consider director candidates recommended by our Shareholders in accordance with the provisions set forth in our Advance Notice Bylaw, which may be accessed on our website at www.villagefarms.com in the Investors section, under Governance, Advance Notice Policy. Candidates recommended by the Company’s Shareholders will be considered by the Compensation and Corporate Governance Committee, such candidates shall be evaluated in the same manner as all other director candidates.

Shareholders who wish to suggest a candidate for our Board may submit a written recommendation to our Board at 4700—80th Street, Delta, BC V4K 3N3, or via email along with the Shareholder’s name, setting forth, among other things:

•	the name, age, and province or state, and country of residence of the proposed nominee;

•	the principal occupation, business or employment of the proposed nominee, both at present and within the five years preceding the recommendation;

•

the number of securities of each class of voting securities of the Company or its subsidiaries which are beneficially owned, or controlled or directed, directly or indirectly, by the proposed nominee as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•

a description of any agreement, arrangement or understanding (financial, compensation or indemnity related or otherwise) between the nominating Shareholder and the proposed nominee, or any affiliates or associates of, or any person acting jointly or in concert with the nominating Shareholder or the proposed nominee, in connection with the proposed nominee’s election as director; and

•

whether the proposed nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Company or its affiliates or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Company and the interests of the proposed nominee.

The Board may also request that the Shareholder provide certain additional information, and any such proposal may be excluded if it does not comply with the requirements of Rule 14a-8.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that includes the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one-year anniversary of the Meeting, which deadline is March 25, 2023. In addition, pursuant to the Company’s Advanced Notice Bylaw for the Board to consider a candidate for nomination at the 2023 Annual General Meeting, Shareholders should submit the required information to the Secretary by the date no less than 30 days before the 2023 Annual General Meeting; provided, however, that if the 2023 Annual General Meeting is to be held on a date that is fewer than 50 days after the date (the “Notice Date”) on which the first public announcement of the meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth day following the Notice Date.

Diversity

The Compensation and Corporate Governance Committee takes diversity, including diversity of experience, perspective, education, race and gender, into consideration as part of its overall recruitment and selection process in respect of its Board and management. The Company does not have a formal policy on the representation of women on the Board or management of the Company. The Board does not believe that a formal policy will necessarily result in the identification or selection of the best candidates. As such, the Company does not see any meaningful value in adopting a formal policy in this respect at this time as it does not believe that it would further enhance gender diversity beyond the current recruitment and selection process carried out by the Compensation and Corporate Governance Committee. However, the Board is mindful of the benefit of diversity on the Board and management of the Company and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities.

The Compensation and Corporate Governance Committee believes that having a diverse Board and management team offers a depth of perspective and enhances Board and management operations. The Compensation and Corporate Governance Committee values diversity of experience, perspective, education, race and gender as part of its overall annual evaluation of director nominees for election or re-election as well as candidates for management positions.

In addition, in searches for new directors or officers, the Compensation and Corporate Governance Committee will consider the level of female representation and diversity on the Board and in management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of female representation on the Board and in management positions and, where appropriate, recruiting qualified female candidates as part of the Company’s overall recruitment and selection process to fill Board or management positions, as the need arises, through vacancies, growth or otherwise.

The Board has not adopted targets regarding the representation of women, visible minorities, indigenous peoples, or people with disabilities on the Board and in executive officer positions due to the small size of the Company and the need to consider a balance of criteria in each individual appointment. It is important that each appointment to the Board or in executive officer positions be made, and be perceived as being made, on the merits of the individual and the needs of the Company at the relevant time. In addition, targets based on specific criteria such as gender or race could limit the Board’s ability to ensure that the overall composition of the Board or management of the Company meets the needs of the Company. Currently none (0%) of the executive officers or directors of the Company is a woman, visible minority, indigenous person or a person with a disability, however, the Chief Executive Officer of Pure Sunfarms, our primary operating subsidiary, is a visible minority. The Compensation and Corporate Governance Committee does not currently expressly consider visible minorities, indigenous peoples and people with disabilities in nominating directors and appointing members of management.

Board of Directors Diversity Matrix as of April 1, 2022

Country of Principal Executive Offices	Canada
Foreign Private Issuer	No
Disclosure Prohibited Under Home Country Law	No
Total Number of Directors	6

Part I: Gender Identity

	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	0	6	0	0

Part II: Demographic Background

Demographic Background	Number of Directors
Underrepresented Individual in Home Country Jurisdiction	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted term limits for directors or other mechanisms of board renewal at this time as it believes that the imposition of director term limits or other mechanisms of board renewal on a board implicitly discounts the value of experience and continuity amongst the board members and runs the risk of excluding experienced and potentially valuable board members as a result of arbitrary determination.

Orientation and Continuing Education

Orientation materials relating to the Company’s business and affairs are provided to new directors regarding the role of the Board and its committees including materials with respect to the Board Mandate and the mandate of each committee of the Board. Education of the directors is continuing so that they maintain and enhance their understanding of their responsibilities and the Company’s business. Historically, on an annual basis, the directors meet at one of the Company’s facilities, receive a tour of such facility and are provided an opportunity to ask questions. In 2021, due to restrictions associated with the COVID-19 pandemic, no such tours were held at the Company’s facilities.

Assessments

It is the Board’s mandate, in conjunction with the Compensation and Corporate Governance Committee, to assess the participation, contributions and effectiveness of the Chair and the individual members of the Board on an annual basis. The Board also monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

The Board has developed a formal questionnaire to be completed by each director on an annual basis for the purpose of formally assessing the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors. These questionnaires, and the issues arising therefrom, are intended to be reviewed and assessed by the Chairperson on an annual basis or more frequently from time to time as the need arises. The Chairperson takes appropriate action as required based on the results obtained.

Meeting Attendance

As stated in the Board Mandate, all directors are expected to attend each meeting in person, by phone or by video conference depending on the format of the meeting, to the extent practicable. The Board of Directors and its committees held thirteen meetings during 2021. All of our directors attended all of the aggregate meetings of the Board of Directors and all committees on which they served during 2021. All of the directors attended last year’s annual meeting of Shareholders.

The following table illustrates the attendance record of each director for all Board meetings held for the year ended December 31, 2021.

Director	Meetings Attended
Michael A. DeGiglio	13 of 13
John P. Henry	13 of 13
David Holewinski	13 of 13
John R. McLernon	13 of 13
Stephen C. Ruffini	13 of 13
Christopher C. Woodward	13 of 13

Executive Sessions

The independent directors meet regularly without the presence of non-independent directors and members of management. During the year ended December 31, 2021, independent directors met two times without the presence of management non-independent directors.

Ethical Business Conduct

We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Ethics and Whistleblowing Policy (the “Code”). The Code is available on our website at http://www.villagefarms.com under the Governance section of our Investors page. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

The Audit Committee regularly monitors compliance with the Code through communications with management and reports through the Disclosure and Insider Trading Policy (as described below) and ensures that management of the Company encourages and promotes a culture of ethical business conduct. A copy of the Code may be found by accessing the SEC’s EDGAR filing database at www.sec.gov, on SEDAR at www.sedar.com and on our website at www.villagefarms.com.

The Company has developed the Disclosure and Insider Trading Policy to provide guidelines on employee trading in the Company’s securities. The Code covers “whistle blowing” and provides an anonymous means for employees and officers to report violations of the Code or any other corporate policies.

The Board has not granted any waiver of the Code in favor of a director or officer of the Company. No material change reports or current reports on Form 8-K have been filed since the beginning of the Company’s most recently completed fiscal year that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

Conflicts of Interest

The Compensation and Corporate Governance Committee monitors the disclosure of conflicts of interest by directors and ensures that no director will vote or participate in a discussion on a matter in respect of which such director has a material interest.

Shareholder Communications with the Board

Historically, the Company has not provided a formal process related to Shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. The Company believes its responsiveness to Shareholder communications to the Board has been effective.

Board Committees

The Company has a standing Audit Committee and a Compensation and Corporate Governance Committee, each of which are composed entirely of independent directors. The Company does not have a separate nominating committee. However, the Compensation and Corporate Governance Committee performs all the functions of a nominating committee.

Audit Committee

Membership. The current members of the Audit Committee are John Henry, David Holewinski and Christopher Woodward. Mr. Henry is the Chair of the Audit Committee. The Board has determined that all members of the Committee qualify as “audit committee financial experts” within the meaning of applicable securities laws and stock exchange listing rules. A current copy of the Audit Committee Charter is available on the Company’s website at www.villagefarms.com.

In addition, each current member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110.

Meetings. The Audit Committee met five times during the period from January 1, 2021 until December 31, 2021.

Committee Mandate. Among its responsibilities, the Audit Committee:

•

serves as an independent and objective party to monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, including the review of our consolidated financial statements, MD&A and annual and interim results;

•	identifies and monitors the management of the principal risks that could impact our financial reporting;

•

monitors the independence and performance of our independent auditors, including the pre-approval of all audit fees and all permitted non-audit services in accordance with federal securities laws and the rules and regulations of the SEC;

•	provides an avenue of communication among the independent auditors, management, and the Board; and

•	encourages continuous improvement of, and foster adherence to, our policies, procedures and practices at all levels.

Compensation and Corporate Governance Committee

Membership. The Compensation and Corporate Governance Committee is currently comprised of Board members John Henry, David Holewinksi and Christopher C. Woodward. Mr. Woodward is the Chair of the Compensation and Corporate Governance Committee. Each current member of the Compensation and Corporate Governance Committee qualifies as “independent” for purposes of membership on compensation committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110, and as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. The Compensation and Corporate Governance committee can use consultants to help determine amount or forms of executive compensation but cannot fully delegate its authority to any consultant or non-member of the Compensation and Corporate Governance Committee. Furthermore, no executive officers have a role in determining amounts or forms of executive director compensation. A current copy of the Compensation and Nominating Committee Charter is available on the Company’s website at www.villagefarms.com.

Meetings. The Compensation and Corporate Governance Committee did not meet during the period from January 1, 2021 until December 31, 2021, but took action by written consent six times during the year.

Committee Mandate. Among its responsibilities, the Compensation and Corporate Governance Committee:

•	reviews and makes recommendations to the Board regarding the corporate goals and objectives, performance and compensation of the Chief Executive Officer and Chief Financial Officer on an annual basis;

•	evaluates the performance of the Chief Executive Officer;

•	makes recommendations to the Board with respect to the compensation policies for the non-employee directors;

•	makes recommendations regarding annual bonus policies for employees, the incentive-compensation plans and equity-based plans for the Company;

•	reviews executive compensation disclosure before the Company publicly discloses this information; and

develops, recommends to the Board, implements and monitors policies and processes related to the Company’s corporate governance guidelines.

Further information pertaining the compensation of directors and officers and the role and policies of the Compensation and Corporate Governance Committee can be found in this Proxy Statement under the heading “Executive Compensation”.

ITEM NO. 2— APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ON AN ADVISORY, NON-BINDING BASIS

Section 14A of the Exchange Act requires that we provide the Shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Our compensation program is designed to provide our NEOs with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of the Shareholders with our ability to attract and retain talented executives. To achieve these objectives, we offer our NEOs a compensation package that consists of three key elements: (i) base salary, (ii) short-term compensation incentives to reward corporate and personal performance through potential annual cash bonuses; and (iii) long-term compensation incentives related to long-term increase in Share value through participation in our equity compensation plan.

Board Recommendation

The Board unanimously recommends a vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy  Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion beginning with the section titled  “Executive Compensation.”

ITEM NO. 3 — DETERMINATION OF THE FREQUENCY OF SHAREHOLDER APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ON AN ADVISORY, NON-BINDING BASIS

Section 14A of the Securities Exchange Act of 1934 requires the Company to provide its shareholders with the opportunity to determine, on an advisory, non-binding basis, how frequently the Company should seek shareholder approval of the compensation of the Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, on an advisory, non-binding basis. By voting on this following resolution, shareholders may indicate whether they would prefer to approve the compensation of the Named Executive Officers on an advisory, non-binding basis once everyone, two or three years or they may abstain from voting.

The Board has determined that although a large part of the Company’s focus is on long-term value, the Shareholders should have an opportunity to provide input on NEO compensation once every year. The Board’s determination was based upon the premise that NEO compensation is evaluated, adjusted and approved on an annual basis by the Compensation and Corporate Governance Committee and the Board’s belief that investor sentiment should be a factor taken into consideration by the Compensation and Corporate Governance Committee in making its annual determinations. Additionally, an annual vote promotes a higher level of accountability to the Shareholders and fosters more frequent communication between the Compensation and Corporate Governance Committee and the Shareholders.

The Board believes that a non-binding advisory vote on NEO compensation is the most effective way for the Shareholders to communicate with the Company about its compensation objectives, policies and practices, and it looks forward to receiving the input of the Shareholders on the frequency with which such a vote should be held.

You may cast your vote on your preferred voting frequency by choosing the option of “1 Year” (i.e., every year), “2 Years” (i.e., every two years) or “3 Years” (i.e., every three years), or you may abstain from voting. Accordingly, you may vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders determine, by voting on one of the four alternatives below, on an advisory, non-binding basis, the frequency with which they should approve the compensation of the Company’s Named Executive Officers on an advisory, non-binding basis:

Choice 1 – 1 YEAR (I.E., EVERY YEAR);

Choice 2 – 2 YEARS (I.E., EVERY TWO YEARS);

Choice 3 – 3 YEARS (I.E., EVERY THREE YEARS); or

Choice 4 – ABSTAIN from voting.”

The option that receives the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote will be considered approved by the shareholders on an advisory, non-binding basis. If no choice receives the required majority vote approval, the Board will take into account all voting results in determining the frequency of the say-on-pay vote. However, because this vote is advisory and not binding on the Board or Village Farms, the Board may decide that it is in the best interests of our shareholders and Village Farms to approve the compensation of the Named Executive Officers on an advisory, non-binding basis more or less frequently than the option approved by our shareholders.

Section 14A of the Securities Exchange Act of 1934 requires that we again solicit a shareholder vote to determine the frequency of say-on-pay on an advisory, non-binding basis within not more than six years after this advisory vote.

Board Recommendation

The Board unanimously recommends that the Shareholders vote for the option of “1 Year” for the frequency of the non-binding advisory vote on the compensation of the Named Executive Officers.

ITEM NO. 4—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, on the Audit Committee’s advice, recommends the re-appointment of PricewaterhouseCoopers LLP (“PwC”), as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022. PwC will hold this office until the next annual Shareholders’ meeting or until a successor is named.

Representatives of PwC will be available at the Meeting to respond to appropriate questions. They will also have an opportunity to make a statement if they wish to do so.

Board Recommendation

The Board unanimously recommends a vote FOR the re-appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company to hold office until the next annual meeting of Shareholders.

Audit, Audit-Related, Tax and Other Fees

The table below presents fees for professional services rendered by PwC for the fiscal years ended December 31, 2021 and 2020, respectively.

	Aggregate Amount Billed
	2021	2020
Audit Fees (1)	$1,223,312	$1,063,316
Audit Related Fees (2)	16,554	48,503
Tax Fees (3)	—	31,069
All Other Fees	—	—
Total	$1,239,866	$1,142,888

(1)

Audit fees include fees for professional services provided by PwC in connection with the audit of our consolidated financial statements, review of our quarterly financial statements, and related services such as audit of the tax provision.

(2)

Audit-related fees include fees billed for assurance and related services reasonably related to the performance of the audit and other U.S. securities rules and regulations, including work in connection with registration statements, and prospectus offerings, including consents and comfort letters.

(3)	Tax fees include fees for tax compliance, advice, and planning.

Pre-Approval Policies and Procedures

Our Audit Committee generally pre-approves all audit and permitted non-audit and tax services provided by independent registered public accounting firms. Pre-approval is detailed as to the particular service and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services performed to date. All of the services relating to the fees described in the table were pre-approved by the Audit Committee.

Audit Committee Report

This report is furnished by the Audit Committee of the Board with respect to our financial statements for the year ended December 31, 2021.

One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2021 with our management. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee has discussed with PricewaterhouseCoopers LLP its independence and concluded that the independent registered public accounting firm is independent from the Company and our management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Audit Committee

John P. Henry, Chair

David Holewinski

Christopher C. Woodward

ITEM NO. 5—CONTINUANCE OF THE COMPANY UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO)

Background

The Company is currently incorporated under the CBCA. The Board proposes to continue the Company into the Province of Ontario under the OBCA (the “Continuance”). At the Meeting, Shareholders will be asked to consider and, if thought advisable, approve with or without variation the Continuance Resolution to approve the Continuance. Although the Company would be incorporated under the OBCA following the Continuance, the Company will maintain its head office in Delta, British Columbia.

Management has determined that the Continuance is in the best interest of the Company. In particular, the OBCA, in contrast to the CBCA, does not require a company’s board of directors to be comprised of at least 25% Canadian residents. The Continuance would provide the Company with greater flexibility in structuring the composition of its Board going forward.

Continuance Process

In order to effect the Continuance:

(a)

The Company must obtain the approval of Shareholders of the Continuance by way of the Continuance Resolution, in the form of a special resolution approved by not less than sixty-six and two-thirds percent (66 2/3%) of the votes cast by Shareholders in person or by proxy at the Meeting;

(b)

The Company must make a written application to the director under the CBCA (the “CBCA Director”) for consent to continue under the OBCA, such written application to establish to the satisfaction of the Director that the proposed Continuance will not adversely affect the Company’s creditors or Shareholders;

(c)

Once the Continuance Resolution is passed and the Company has obtained the consent of the CBCA Director, the Company must apply to the director under the OBCA (the “OBCA Director”) for a certificate of continuance (the “Certificate of Continuance”);

(d)	On the date shown on the Certificate of Continuance, the Company will become a company registered under the OBCA as if it had been incorporated under the OBCA; and

(e)	The Company must then file a copy of the Certificate of Continuance with the CBCA Director and receive a certificate of discontinuance under the CBCA (the “Certificate of Discontinuance”).

Effect of Continuance

Upon receipt of the Certificate of Continuance, the CBCA will cease to apply to the Company and the Company will become subject to the OBCA as if it had been incorporated under the OBCA, and upon receipt of the Certificate of Discontinuance, the CBCA will cease to apply to the Company, thereby completing the Continuance. The Continuance will not create a new legal entity, affect the continuity of the Company or result in a change in its business. The persons elected as directors by the Shareholders at the Meeting will continue to constitute the Board upon the Continuance becoming effective.

The OBCA provides that when a corporation continues under such legislation:

(a)

the corporation possesses all the property, rights, privileges and franchises and is subject to all the liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of the body corporate;

(b)	a conviction against, or ruling, order or judgment in favour of or against, the body corporate may be enforced by or against the corporation; and

(c)	the corporation shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against the body corporate.

The Continuance will not affect the Company’s status as a listed company on the Nasdaq, or the Company’s status as a reporting issuer under applicable Canadian and U.S. securities legislation, and the Company will remain subject to the requirements of such legislation.

As of the effective date of the Continuation, the Company’s current constating documents—its articles and by-laws under the CBCA—will be replaced with articles and by-laws under the OBCA (which shall be substantially in the forms set forth in Appendix C and Appendix D, respectively), the legal domicile of the Company will be the Province of Ontario and the Company will no longer be subject to the provisions of the CBCA.

Comparison of CBCA and OBCA

Following the Continuance, the Company would be governed by the OBCA. In general terms, the OBCA provides Shareholders substantively the same rights as are available to Shareholders under the CBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions. There are, however, important differences concerning the qualifications of directors, location of shareholder meetings and certain shareholder remedies. Shareholders are advised to review the information contained in this Proxy Circular and to consult with their professional advisors. The following is a summary comparison of certain provisions of the OBCA and the CBCA. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the CBCA and OBCA, as applicable. Accordingly, Shareholders should consult their own independent legal advisors regarding the implications of the Continuance which may be of particular importance to them.

Charter Documents

There are no significant differences between the charter documents for companies governed by the CBCA and companies governed by the OBCA.

Registered Office

Under the OBCA, a corporation’s registered office must be situated in the Province of Ontario and may be relocated to a different municipality within the Province of Ontario by special resolution of the shareholders or relocated within the same municipality by resolution of the directors.

Under the CBCA, a corporation’s registered office must be in the province specified in the articles and may be relocated to a different province by special resolution of the shareholders or relocated within the same province by resolution of the directors.

Shareholder Meetings

Under the OBCA, subject to the articles of the corporation, and any unanimous shareholders agreement, a shareholders’ meeting may be held in or outside Ontario (including outside Canada) as determined by the directors, or in the absence of such a determination, at the place where the registered office of the corporation is located.

Subject to certain exceptions, the CBCA provides that meetings of shareholders shall be held at the place within Canada provided in the by-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting may be held outside Canada if the place is specified in the articles or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place.

Virtual or hybrid shareholder meetings, which are comprised of both an in-person and virtual element, are permitted under both the OBCA and the CBCA, unless the articles or by-laws of a corporation state otherwise.

In respect of giving notice of a meeting of shareholders, an OBCA corporation must give notice of not less than 21 days and not more than 50 days before the meeting. Under the CBCA, such notice should be not less than 21 days and not more than 60 days before the meeting.

Notice and Access

Both the CBCA and the OBCA permit the use of the notice-and-access delivery system (“Notice-and-Access”) under National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. However, the CBCA currently requires companies to seek exemptive relief from the CBCA Director under Sections 151(1) and 156 of the CBCA, which exempt a company from the requirement to send a proxy circular to shareholders, duties related to intermediaries and the requirement to send annual financial statements to shareholders in order to use Notice-and-Access. Under the OBCA, companies are not required to obtain such exemptive relief in order to use Notice-and-Access. As the Company is a U.S. domestic issuer registered with the SEC, it must also comply with applicable U.S. securities laws in respect of the U.S. notice-and-access delivery system regardless of whether the Company is incorporated under the OBCA or the CBCA.

Residency & Independence Requirements for Directors

Under the CBCA, at least one-quarter of a corporation’s directors must be resident Canadians, unless the corporation has less than four directors, in which case at least one director must be a resident Canadian. Subject to certain exceptions, an individual must be a Canadian citizen or permanent resident ordinarily resident in Canada to be considered a resident Canadian under the CBCA.

The OBCA does not impose any director residency requirements.

Under the OBCA, at least one-third of the members of a corporation’s board of directors cannot be officers or employees of that corporation or its affiliates. Under the CBCA, at least two of a corporation’s directors cannot be officers or employees of the company or its affiliates. The Company is also subject to applicable Canadian and U.S. securities laws and stock exchange requirements with respect to director independence regardless of whether the Company is incorporated under the OBCA or the CBCA.

Short Selling

Under the CBCA, insiders of a corporation are prohibited from short selling any securities of a corporation if the insider selling the security does not own or has not fully paid for the security being sold. The OBCA contains no such prohibition, however, the Company’s Disclosure and Insider Trading Policy generally prohibits directors, officers and other employees of the Company and its subsidiaries from selling short any securities of the Company.

Access to Information

Under the CBCA, shareholders have a right of access to the minutes of meetings at which directors make mandatory disclosure of material interests in transactions and contracts that involve the corporation. There is no similar provision under the OBCA.

Shareholder Derivative Actions

Both the CBCA and the OBCA contain a broad right to bring a derivative action, which right extends to officers, former shareholders, directors or officers of a company or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, both statutes permit derivative actions to be commenced in the name and on behalf of a company or any of its subsidiaries.

Under the CBCA and OBCA, a condition precedent to a complainant bringing a derivative action is that the complainant has given at least 14 days’ notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring such a derivative action. However, under the OBCA, a complainant is not required to give notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring a derivative action if all of the directors of the corporation are defendants in the action.

Under the CBCA, the CBCA Director may also commence a derivative action.

Oppression Remedy

Under both the CBCA and the OBCA, a shareholder, beneficial shareholder, former shareholder or beneficial shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, and in the case of offering corporation under the OBCA, the Ontario Securities Commission, may apply to a court for an order to rectify the matters complained of where, in respect of a company or any of its affiliates, any act or omission of a company or its affiliates effects a result, the business or affairs of a company or its affiliates are or have been exercised in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer.

The OBCA allows a court to grant relief where a prejudicial effect to the shareholder is merely threatened, whereas the CBCA only allows a court to grant relief if the effect actually exists (that is, it must be more than merely threatened).

Under the CBCA, such remedy is also available to the CBCA Director.

Shareholder Proposals

Both the CBCA and the OBCA provide for shareholder proposals. Each statute contains certain requirements with respect to, among other things, the content, timing and delivery of proposals. Moreover, each statute includes provisions which allow a corporation to refuse to process a proposal in similar circumstances.

Under the OBCA, any registered or beneficial owner of shares entitled to be voted at a meeting may submit shareholder proposals relating to matters that the shareholder wishes to raise at a shareholders’ meeting.

Under the CBCA, such shareholder must either: (i) have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000, or (ii) have the support of persons who have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000.

The Company is also subject to applicable U.S. securities laws with respect to shareholder proposals regardless of whether the Company is incorporated under the OBCA or the CBCA.

Shareholder Requisitions of Meetings

Both the OBCA and CBCA permit the holders of not less than 5% of the issued shares that carry the right to vote at a meeting to require the directors to call a meeting of shareholders of a corporation for the purposes stated in the requisition. Under both statutes, if the directors do not call a meeting within 21 days of receiving the requisition, any shareholder who signed the requisition may call the meeting.

Rights of Dissent

The OBCA provides that registered shareholders who dissent to certain actions being taken by a corporation may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable where the corporation, among other things, proposes to:

(a)	amend its articles under Section 168 of the OBCA to add, change or remove restrictions on the issue, transfer or ownership of shares of a class or a series of shares of a corporation;
(b)

amend its articles under Section 168 of the OBCA to add, change or remove any restriction on the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

(c)	amalgamate with another corporation under Section 175 or 176 of the OBCA;

(d)	be continued under the laws of another jurisdiction under Section 181 of the OBCA; or

(e)	sell, lease or exchange all or substantially all of its property under Subsection 184(3) of the OBCA.

The CBCA contains a similar dissent remedy, provided, however, that in addition to the foregoing, the CBCA expressly provides for dissent rights with respect to a going-private transaction or squeeze-out transaction. The procedure for exercising this remedy under the CBCA is different than that contained in the OBCA. The dissent provisions of the CBCA are described under the heading “Rights of Dissenting Shareholders for the Continuance Resolution”, below.

Constitutional Jurisdiction

Other significant differences between the CBCA and the OBCA arise from the differences in the constitutional jurisdiction of the federal and provincial governments in Canada. A CBCA corporation, for example, has the capacity to carry on business throughout Canada as a right. An OBCA company is only allowed to carry on business in another province where that other province allows it to register to do so. A CBCA corporation is subject to provincial laws of general application, but a province cannot pass laws directed specifically at restricting a CBCA corporation’s ability to carry on business in that province. If another province so chooses, however, it can restrict an OBCA company’s ability to carry on business within that province. Also, a CBCA corporation will not have to change its name if it wants to do business in a province where there is already a corporation with a similar name, whereas an OBCA company may not be allowed to use its name in that other province if that name, or a similar one, is already in use.

Continuance Resolution

In order to be effective, the Continuance Resolution requires the approval of not less than 66 2⁄3% of the votes cast by Shareholders represented at the Meeting in person or by proxy. Even if the Continuance Resolution is approved, the Board retains the power to revoke it at all times without any further approval by Shareholders. The Board will only exercise such power in the event that it is, in its opinion, in the best interest of the Company. For example, if a significant number of Shareholders dissent in respect of the Continuance Resolution, the Board may determine not to proceed with the Continuance. As a shareholder of the Company, you are invited to vote with respect to the Continuance Resolution set out in Appendix B.

You may vote “For” or “Against” the Continuance Resolution. Abstentions will have no effect and will not be counted as votes cast on the Continuance Resolution.

Board Recommendation

The Board unanimously recommends a vote FOR the Continuance Resolution.

Rights of Dissent in Respect of the Continuance Resolution

The following description of rights of shareholders to dissent in respect of the Continuance Resolution is not a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of its Shares and is qualified in its entirety by the reference to the full text of Section 190 of the CBCA, which is attached to this proxy statement as Appendix E. A dissenting shareholder who intends to exercise the right of dissent should carefully consider and comply with the provisions of Section 190 of the CBCA and should seek independent legal advice. Failure to comply strictly with the provisions of the CBCA and to adhere to the procedures established therein may result in the loss of all rights thereunder.

Pursuant to Section 190 of the CBCA, a registered shareholder is entitled, in addition to any other right that the registered shareholder may have, to dissent and to be paid by the Company the fair value of the Shares in respect of which that registered shareholder dissents. “Fair value” is determined as of the close of business on the last business day before the day on which the Continuance Resolution is adopted. Pursuant to the CBCA, there is no right of partial dissent; accordingly, a registered shareholder may only dissent with respect to all of the Shares that they hold or on behalf of any one beneficial shareholder.

Beneficial Shareholders should be aware that only registered Shareholders are entitled to dissent. Accordingly, beneficial Shareholders desiring to exercise a right of dissent to the Continuance Resolution should contact their brokers, custodians, nominees or other intermediary for advice well in advance of the date of the Meeting in order to make arrangements for the Shares beneficially owned by such beneficial Shareholder to be registered in the beneficial Shareholder’s name prior to the time the written objection to the Continuance Resolution is required to be received by the Company or, alternatively, make arrangements for the registered holder of such Shares to dissent on the beneficial Shareholder’s behalf. It is strongly suggested that any beneficial Shareholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of Section 190 of the CBCA may prejudice such beneficial Shareholder’s right to dissent.

A registered shareholder who wishes to dissent must send a written objection notice (the “Dissent Notice”) objecting to the Continuance Resolution to the Company, 4700—80th Street, Delta, British Columbia,V4K 3N3, Canada, fax number (407) 936-1187, Attention: Chief Financial Officer, at or prior to the time of the Meeting or any adjournment thereof in order to be effective.

The delivery of a Dissent Notice does not deprive a registered Shareholder of its right to vote at the Meeting, however, a vote in favor of the Continuance Resolution will, in effect, result in such Shareholder ceasing to be a dissenting Shareholder and losing its rights under Section 190 of the CBCA. A vote against the Continuance Resolution, whether in person or by proxy, does not constitute a Dissent Notice, but a Shareholder need not vote its Shares against the Continuance Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favor of the Continuance Resolution does not constitute a Dissent Notice in respect of the Continuance Resolution, but any such proxy granted by a Shareholder who intends to dissent should be validly revoked (see “Questions About the Annual and Special Meeting and Voting Your Shares” above) in order to prevent the proxy holder from voting such Shares in favor of the Continuance Resolution

If the Continuance Resolution is approved at the Meeting or at an adjournment or postponement thereof, the Company is required to deliver to each registered Shareholder who has filed a Dissent Notice and has not voted for the Continuance Resolution or not withdrawn that Shareholder’s Dissent Notice (each, a “Dissenting Shareholder”), within 10 days after the approval of the Continuance Resolution, a notice stating that the Continuance Resolution has been adopted (the “Notice of Resolution”). A Dissenting Shareholder then has 20 days after receipt of the Notice of Resolution or, if the Dissenting Shareholder does not receive a Notice of Resolution, within 20 days after learning that the Continuance Resolution has been adopted, to send to the Company a written notice (a “Demand for Payment”) containing the Dissenting Shareholder’s name and address, the number of Shares in respect of which it dissents and a demand for payment of the fair value of such Shares. A Dissenting Shareholder must within 30 days after sending the Demand for Payment, send the certificates representing the Shares in respect of which it is dissenting to the Company or its transfer agent, Computershare. The Company or Computershare must endorse the certificates with a notice that the holder is a Dissenting Shareholder under Section 190 of the CBCA and forthwith return the certificates to the Dissenting Shareholder. A Dissenting Shareholder who fails to make a Demand for Payment within the time require or to send the certificates within the 30-day period, has no right to make a claim under Section 190 of the CBCA.

A Dissenting Shareholder that sends a Demand for Payment within the time required ceases to have any rights as a holder of Shares, other than the right to be paid the fair value of such Dissenting Shareholder’s Shares, unless: (i) the Dissenting Shareholder withdraws the Demand for Payment before the Company makes an Offer to Pay (as defined below); (ii) the Company fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws the Demand for Payment; or (iii) the Board revokes the Continuance Resolution, in which case the Dissenting Shareholder’s rights as a shareholder are required to be reinstated as of the date the Demand for Payment was sent.

The Company is required, not later than seven days after the later of the date shown on the Certificate of Continuance issued by the OBCA Director and the day that the Company receives the Demand for Payment, to send a written offer to pay (“Offer to Pay”) in the amount considered by the Board to be the fair value of the Shares in respect of which the Dissenting Shareholder has dissented. The Offer to Pay must be accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders must be on the same terms, and lapses if not accepted within 30 days after being made. If the Offer to Pay is accepted, payment must be made within 10 days of acceptance.

If the Company fails to make an Offer to Pay or if a Dissenting Shareholder fails to accept an Offer to Pay, the Company may, within 50 days after the date shown on the Certificate of Continuance issued by the OBCA Director or within such further period as a court of competent jurisdiction may allow, apply to the court to fix a fair value for the Shares of any Dissenting Shareholder. If the Company fails to so apply to the court, a Dissenting Shareholder may do so for the same purpose within a further period of 20 days or such other period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any such application to the court. Applications referred to in this paragraph may be made to a court of competent jurisdiction in the place where the Company has its registered office or in the province where the Dissenting Shareholder resides if the Company carries on business in that province.

Upon the making of any such application to a court, the Company shall give notice of the date, place and consequences of the application and of the Dissenting Shareholder’s right to appear and be heard to each Dissenting Shareholder who has sent the Company a Demand for Payment and has not accepted an Offer to Pay. All Dissenting Shareholders whose Shares have not been purchased by the Company shall be joined as parties to the application and are bound by the decision of the court. The court is authorized to determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application, and the court will then fix a fair value for the Shares of all Dissenting Shareholders. The final order of a court will be rendered in favor of each Dissenting Shareholder for the amount of the fair value of its Shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the effective date of the Continuation until the date of payment of the amount so fixed.

The above is only a summary of the dissenting shareholder provisions of the CBCA. A Shareholder wishing to exercise a right to dissent should seek independent legal advice. Failure to comply strictly with the provisions of the statute may prejudice the right of dissent.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides an overview of the Company’s executive compensation program, together with a description of the material factors underlying the decisions which resulted in the compensation provided for 2021 to our NEOs, as presented in the tables following this CD&A.

Named Executive Officers

Our executive leadership team comprises accomplished industry and financial professionals who are dedicated to building a vertically integrated agriculturally based company. The team includes our Chief Executive Officer, Mr. Michael A. DeGiglio, our Executive Vice President and Chief Financial Officer, Mr. Stephen C. Ruffini, whose biographies are listed above as directors, as well as our President and Chief Executive Officer—Pure Sunfarms, Mr. Mandesh Dosanjh, our Vice President, European Business Development and Operation, Mr. Orville Bovenschen, and our Vice President, HR Administration and Compliance, USA, Mr. Derin Gemmel. These executives were our NEOs in respect of our 2021 fiscal year.

Employment Agreements

Mr. DeGiglio’s current employment agreement became effective July 13, 2020 for a term of three years, and it expires on July 12, 2023. Under the terms of the employment agreement, Mr. DeGiglio’s employment term will be automatically extended for a one-year periods, unless the Company provides 90-day advance notice of non-renewal, which will be treated as termination without cause. Under the employment agreement, Mr. DeGiglio is entitled to receive a base salary of $661,250. Effective on January 1, 2021, Mr. DeGiglio’s base salary increased to $707,538 (with subsequent annual reviews for increases but not decreases as the Compensation and Corporate Governance Committee determines) and he will be eligible to earn annual short term and long-term incentive plans (bonuses) each up to 100% of Mr. DeGiglio’s then-current base salary based on performance goals determined by the Compensation and Corporate Governance Committee. Mr. DeGiglio also receives a monthly auto allowance of $2,000. Additionally, Mr. DeGiglio is entitled to six weeks of vacation. He is entitled to and also entitled to participate in the Equity Plan (as defined below), which provides for grants of Options and other awards, as well as participation in our 401(k) Plan (as defined below) and 409A Plan (as defined below) and other welfare benefit plans including health and dental.

Pursuant to Mr. DeGiglio’s employment agreement, Mr. DeGiglio is entitled to receive severance benefits in the following manner. If Mr. DeGiglio were to die or become disabled during the term of his employment agreement, he would be entitled to receive his then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Mr. DeGiglio is also entitled to a lump sum payment of 36 months of his then-current base salary and a pro-rata short-term bonus amount payable within thirty days of his last date of employment, if terminated without cause or if Mr. DeGiglio resigns for Good Reason (as defined below), as well as continued participation in any welfare benefit plans for an 18-month post-termination period. Under the employment agreement, the Company can terminate Mr. DeGiglio for cause with no severance payments.

Mr. DeGiglio may terminate his employment agreement with or without Good Reason by providing the Board with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Mr. DeGiglio’s position, authorities, functions, powers, responsibilities, or duties continuing for more than ten days after notice is provided by Mr. DeGiglio, (ii) a breach of the employment agreement by the Company, (iii) a change in location which is more than a 35-mile commute from Mr. DeGiglio’s current commute, or (iv) a change in control of the Company.

Mr. Ruffini’s employment agreement became effective April 1, 2020 and expires on June 30, 2023. The employment agreement entitles Mr. Ruffini to receive a base salary of $400,000. Effective on April 1, 2021, Mr. Ruffini’s base salary increased to $440,000 (subject to further increases but not decreases as the Board shall determine) and he became eligible to earn an annual bonus opportunity of up to 50% of Mr. Ruffini’s then-current base salary based on quantitative and qualitative performance goals determined by the Chief Executive Officer and/or the Compensation and Corporate Governance Committee. Pursuant to his employment agreement, Mr. Ruffini also received an Option grant on June 1, 2020 to acquire up to 200,000 Shares, with a three-year vesting schedule. Additionally, Mr. Ruffini is entitled to four weeks of vacation. He is entitled to participate in the Equity Plan, which provides for grants of Options and other awards, as well as in our 401(k) Plan and 409A Plan and other welfare benefit plans including health and dental.

Pursuant to Mr. Ruffini’s employment agreement, Mr. Ruffini is entitled to receive severance benefits in the following manner. If Mr. Ruffini were to die or become disabled during the term of his employment agreement, he is entitled to receive his then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Mr. Ruffini is also entitled to a lump sum payment of 18 months of his then-current base salary and a pro-rata bonus amount payable within thirty days of his last date of employment, if terminated without cause or if Mr. Ruffini resigns for Good Reason, as well continued participation in any welfare benefit plans for an 18-month post-termination period. The Company may terminate Mr. Ruffini for cause with no severance payments.

Mr. Ruffini may also terminate his employment agreement with or without Good Reason by providing the Chief Executive Officer and Chairman of the Board with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Mr. Ruffini’s position, authorities, functions, powers, responsibilities, or duties continuing for more than ten days after notice is provided by Mr. Ruffini, (ii) a breach of the employment agreement by the Company, (iii) a change in location of the Company’s Lake Mary, Florida office that causes Mr. Ruffini an additional 15-mile commute, or (iv) a change in control of the Company.

Mr. Dosanjh’s employment agreement as President and CEO of Pure Sunfarms was effective November 5, 2020. For purposes of his employment and participation in the Company’s health and welfare benefit plans and pension plans, the Company recognizes Mr. Dosanjh’s effective start date with Pure Sunfarms on October 1, 2018. The employment agreement entitles Mr. Dosanjh to receive an increase in his base salary, which was effective on January 1, 2021, to C$400,000 and an opportunity to earn a short-term incentive plan (bonus) of up to 80% of Mr. Dosanjh’s then-current base salary. Additionally, as part of his employment agreement, Mr. Dosanjh received a grant of performance-based restricted share units pursuant to the Equity Plan with vesting tied to the achievement of certain performance standards. If Mr. Dosanjh remains employed after October 1, 2021, Mr. Dosanjh will, subject to his continued employment on the applicable grant date, be eligible to participate in the Equity Plan, which provides for grants of Options and other awards. Mr. Dosanjh also will participate in our welfare benefit plans including health and dental.

Pursuant to Mr. Dosanjh’s employment agreement, Mr. Dosanjh is entitled to receive severance benefits in the following manner. Mr. Dosanjh is entitled to payments equal to 12 months of his then-current base salary payable in equal installments over a one-year period, if terminated without cause. Mr. Dosanjh, as a result of termination without cause, is also entitled to a prorated bonus for the portion of the calendar year he was employed. The Company may terminate Mr. Dosanjh for cause with no severance payments and Mr. Dosanjh may terminate his employment with the Company by providing the Chief Executive Officer with 90-days’ notice.

In the event of a change of control of the Company, Mr. Dosanjh is entitled to a lump sum payment equal to 24-months of his then-current base salary, if the Company terminates his employment within 180 days of the change in control event and he would forfeit any entitlement to an annual or prorated bonus for any portion of the calendar year he was employed. The Compensation and Corporate Governance Committee’s mandate is to review and advise the Board on the recruitment, appointment, performance, compensation, benefits and termination of the Chairperson, Chief Executive Officer and other executive officers. The Compensation and Corporate Governance Committee also administers and reviews procedures and policies with respect to the Company’s Equity Plan, as well as awards pursuant to the Equity Plan, as well as employment agreements with senior executives, and reviews executive compensation disclosure where it is publicly disclosed.

Mr. Bovenschen’s employment agreement as Director of European Business Operations was effective May 1, 2021 for a term of two years. Mr. Bovenschen has a base salary of $240,600 and an opportunity to earn a short-term incentive plan (bonus) of up to 50% of his then-current base salary. Mr. Bovenschen is eligible to participate in the Equity Plan, which provides for grants of Options and other awards. Mr. Bovenschen was granted 75,000 Options at his hiring. Mr. Bovenschen also participates in our welfare benefit plans including health and dental. Under the terms of the employment agreement, if a new two (2) year term is not entered into, Mr. Bovenschen will receive his then current salary and benefits for an additional 60 days.

Pursuant to Mr. Bovenschen employment agreement, Mr. Bovenschen is entitled to receive severance benefits in the following manner. Mr. Bovenschen is entitled to payments equal to 12 months of his then-current base salary payable in equal installments over a one-year period, if terminated without cause. The Company may terminate Mr. Bovenschen for cause with no severance payments. Mr. Bovenschen may terminate his employment with the Company by providing the Company with 30-days’ notice.

The Company has not entered into an employment agreement with Mr. Gemmel.

Objectives of our Executive Compensation Program

The Company’s executive compensation program is designed to:

•	attract and retain qualified, motivated and achievement-oriented individuals by offering compensation that is competitive in the industry and marketplace;

•	align the executives’ interests with the interests of Shareholders; and

•	ensure that individuals continue to be compensated in accordance with their personal performance and responsibilities and their contribution to the overall objectives of the Company.

These objectives are achieved by offering executives a compensation package that is competitive and rewards the achievement of both short-term and long-term objectives of the Company. As such, our executive compensation package consists of three key elements:

•	base salary;

•	short-term compensation incentives to reward corporate and personal performance through potential annual cash bonuses; and

•	long-term compensation incentives related to long-term increase in Share value through participation in the Equity Plan.

In determining the different elements of compensation for the NEOs, the Compensation and Corporate Governance Committee does not adhere to a specific allocation between short-term and long-term compensation, or between cash and non-cash compensation. Rather, the Compensation and Corporate Governance Committee reviews each of these items on a stand-alone basis and also reviews compensation as a total package. Adjustments to compensation are made as appropriate following a review of the compensation package as a whole.

Independent Advice

In 2019, the Compensation and Corporate Governance Committee retained Korn Ferry, to provide independent advice to the Compensation and Corporate Governance Committee. Korn Ferry was retained to assist in developing the Company’s compensation philosophy and identifying a peer group of companies as well as perform an assessment of the competitiveness of the Company’s executive compensation process. Korn Ferry did not provide any services to the Compensation and Corporate Governance Committee in 2020 or 2021. The Compensation and Corporate Governance Committee has sole authority to retain and terminate any compensation consultant to be used to assist it in the evaluation of executive officer compensation. The Compensation and Corporate Governance Committee has sole authority to approve such consultant’s fees and retention terms and to obtain advice and assistance from internal or external legal, accounting or other advisors.

The Compensation and Corporate Governance Committee conducted an independence assessment for Korn Ferry in accordance with the Committee’s charter and Nasdaq listing standards, considering factors included in the listing standards. The Compensation and Corporate Governance Committee determined, based on an analysis of these factors, that the work of Korn Ferry as the independent compensation consultant does not create any conflict of interest.

Comparator Group

In 2019, the Company, with advice from Korn Ferry, its independent compensation consultant, reviewed the compensation of its executive officers against that of its comparator group companies. The comparator group takes into account direct competitors for talent, especially for industry specific roles. The comparator group is comprised of 18 publicly traded U.S. and Canadian cannabis, pharmaceutical and agricultural product companies which, as of 2019, ranged in size from approximately .4x to 32x the market capitalization of the Company. The companies comprising the comparator group are as follows:

Comparator Group Companies
Alico	Aphria
Aurora Cannabis	CannTrust Holdings
Canopy Growth Corporation	Charlotte’s Web Holdings
Fire & Flower Holdings	Green Thumb Industries
HEXO Corp.	Lifeway Foods
Limoneria Company	MediPharm Labs Corp.
Osmotica Pharmaceuticals	Pacira BioSciences
S&W Seed Company	The Supreme Cannabis Company
Tilray	TILT Holdings

Pay Positioning

Historically, the Company targeted total cash compensation (salary and short-term incentive) somewhat above the 50th percentile of the comparator group and provided long-term incentive opportunities in the 50th to 75th percentile of the comparator group. The Compensation and Corporate Governance Committee believed that this aligned executive compensation with the long-term interests of Shareholders and with the Company’s strategy. In 2019, Korn Ferry provided detailed information to the Compensation and Corporate Governance Committee relating to compensation values, pay mix and incentive vehicles at the comparator group companies. However, compensation for the executives for 2021 was not compared to the comparator group by the Compensation and Corporate Governance Committee; rather, the Compensation and Corporate Governance Committee drew on their collective knowledge of the agricultural product industry and industry trends in setting the compensation for the executives (including the NEOs) for 2021.

Base Salary

In establishing base salaries, the objective of the Compensation and Corporate Governance Committee is to establish levels that will enable Village Farms to attract and retain executive officers that can effectively contribute to the long-term success of the Company. Base salary for each executive officer is determined by the individual’s skills, abilities, experience, past performance and anticipated future contribution to the success of Village Farms. The members of the Compensation and Corporate Governance Committee use their knowledge of the industry and of industry trends as well as independent third-party consultants from time to time to assist with the determination of an appropriate base salary rate for each executive officer. The Compensation and Corporate Governance Committee periodically reviews base salaries for the NEOs. In 2021, the following NEOs received an increase in their base salaries: Michael A. DeGiglio received a contractual base salary increase on January 1, 2021 from $661,250 to $707,538 per annum; Stephen C. Ruffini received a contractual base salary increase on April 1, 2021 from $402,500 to $440,000 per annum; Mandesh Dosanjh received a contractual base salary increase on January 1, 2021 from C$345,000 to C$400,000 per annum.

Short-Term Compensation Incentives

Short-term compensation incentives motivate our executive officers to achieve specified performance objectives and to reward them for their achievement in the event that those objectives are met. The annual cash incentive for the executive officers is based, at least in part, on the level of achievement of these annual objectives, assuming these objectives are still relevant at the time of evaluation.

All corporate and executive officer objectives and short-term incentives are reviewed by the Compensation and Corporate Governance Committee and approved by the Board. For 2021, consistent with prior years, the NEOs were eligible to earn a bonus based on the qualitative objective of exceeding our operating budget for 2021.

Each NEO’s employment agreement (except for Mr. Gemmel who does not have an employment agreement with us) specifies the maximum bonus opportunity, expressed as a percentage of such NEO’s annual base salary, as described above in the section titled “Employment Agreements”.

During the year ended December 31, 2021, Mr. Dosanjh earned a bonus of C$110,876 (US$88,441 converted into United States dollars at the weighted average 2021 exchange rate of 0.797654), which was paid in 2022, and Mr. Gemmel earned a bonus of US$20,000, which was paid in 2022. The Compensation and Corporate Governance Committee determined that the other NEOs did not earn any bonus for 2021.

Long-Term Incentive Plans

The Company adopted an equity compensation plan (the “Equity Plan”), effective December 31, 2009, in order to attract and retain directors, officers, employees and service providers to the Company and to motivate them to advance the interests of the Company by affording them with the opportunity to acquire an equity interest in the Company. The Equity Plan is a “rolling” type of security-based compensation plan and consequently, the plan must be approved by Shareholders every three years. The Equity Plan was most recently approved by Shareholders on June 10, 2021. Under the Equity Plan, the Company is authorized to award share options (“Options”), stock appreciation rights, deferred share units, performance-based restricted share units (“PSUs”), restricted stock and other share-based awards (“Share-Based Awards”), which may be settled in Shares issued from the treasury or in cash. To date, only Options and PSUs have been awarded under the Equity Plan.

Long-term incentive compensation for directors, officers, employees and consultants is reviewed annually and may be accomplished through the grant of Options and/or Share-Based Awards under our Equity Plan.

Equity based compensation is two-fold: at the Compensation and Corporate Governance Committee’s discretion, Options are granted to NEOs with a 3-year vesting schedule (33% per year) and PSUs are awarded to the NEOs based on specific short term or longer-term achievement of certain strategic objectives.

The number of Options and PSUs granted for certain executives of the Company, including the Named Executive Officers, for the year ended December 31, 2021 (as set forth in the table titled “Grants of Plan-Based Awards”, which follows this CD&A) was based on achievement of both corporate and executive officer objectives. The Compensation and Corporate Governance Committee also determined that such Options and PSUs were appropriate to ensure that the NEOs are adequately incentivized and that their long-term interests are aligned with those of Shareholders. The Compensation and Corporate Governance Committee further took into account previous grants of Options and other awards when considering new grants in 2021.

Equity Compensation Plan Information

The following table sets forth certain details as at the end of the year ended December 31, 2021 with respect to compensation plans pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(2)		(c) Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders	3,852,558	US$	5.75	4,970,835
Equity Compensation Plans Not Approved by Shareholders	—		—	—
Total	3,852,558			4,970,835
(1)	Includes Share-based Awards that are redeemable for no consideration.
(2)	Excluding Share-Based Awards, the weighted-average exercise price reported in this column would be US$6.11.

Retirement Benefits

The Company sponsors a retirement savings plan that is qualified under section 401(k) of the United States Internal Revenue Code (the “401(k) Plan”) and provides that participating employees are eligible to make contributions of 1% to 15% of their total salaries, subject to prescribed limits. For the calendar year ended December 31, 2021, the Company matched up to 25% of up to 4% of an eligible employee’s contributions.

Effective on January 1, 2022, the Company amended its 401(k) Plan and provides that the Company will match 100% of a participant’s first 1% contribution and 50% on each participant’s contributions of 2% to 6%, with a two-year vesting period on the Company’s matching contributions.

The Company also sponsors a nonqualified deferred compensation plan for its Named Executive Officers and other executives under section 409A of the United States Internal Revenue Code (the “409A Plan”) and provides that participating employees are eligible to defer up to 80% of their salaries and annual cash bonuses on an annual basis. The Company may match up to 25% of the first 4% of employee salary deferrals. Since the summer of 2012 due to the under-performance of the Company, the Company suspended the Company match on the nonqualified deferred compensation plan.

Other Benefits

In certain cases, the Compensation and Corporate Governance Committee may recommend inclusion of automobile allowances, fitness allowances and the payment of certain professional dues as a component of a competitive remuneration package for executives.

Hedge or Offset Instruments

Named Executive Officers and directors are not permitted to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by Named Executive Officers or directors, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds.

Summary Compensation Table

The following table details the compensation information for the fiscal years ended December 31, 2021, December 31, 2020 and December 31, 2019 of the Company for each of our NEOs, as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K. All amounts presented are as recorded in U.S. dollars.

Name and Principal Position	Year	Salary		Bonus		Stock Awards (1)	Option Awards		All Other Compensation		Total Compensation
Michael A. DeGiglio, Chief Executive Officer	2021	$707,538		$—		$—	$—		$25,443	(3)	$732,981
	2020	$661,250		$—		$2,530,000	$903,000	(2)	$25,642	(3)	$4,119,892
	2019	$661,250		$—		$543,407	$798,525	(2)	$25,713	(3)	$2,028,895

Stephen C. Ruffini, Executive Vice President and Chief Financial Officer	2021	$440,000		$—		$311,500	$425,855	(4)	$4,306	(5)	$1,181,661
	2020	$402,500		$—		$1,395,000	$694,000	(4)	$3,857	(5)	$2,495,357
	2019	$402,500		$—		$543,407	$798,525	(4)	$21,582	(5)	$1,766,014

Mandesh Dosanjh, President and CEO—Pure Sunfarms	2021	$320,019	(6)	$88,441		$413,500	$1,233,131	(7)	$—		$2,055,091
	2020	$270,963	(6)	$65,581		$1,305,480	$—		$—		$1,642,024
	2019	$—		$—		$—	$—		$—		$—

Orville Bovenschen, Vice President, European Business Development and Operations	2021	$154,760	(8)	$50,000	(8)	$—	$566,473	(9)	$—		$771,233
	2020	$—		$—		$—	$—		$—		$—
	2019	$—		$—		$—	$—		$—		$—

Derin Gemmel, Vice President, HR Administration and Compliance, USA	2021	$168,000		$20,000		$166,200	$226,140	(10)	$2,820	(11)	$583,160
	2020	$152,833		$—		$—	$127,342	(10)	$2,293	(11)	$282,468
	2019	$140,000		$—		$—	$—		$2,100	(11)	$142,100

(1)

The amounts listed in this column represent the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) of the PSUs granted to Named Executive Officers in 2021, 2020 and 2019, some of which have vested based on performance events involving our cannabis subsidiary and have been settled in Shares and some of which are still unvested and will only vest if certain performance events are achieved. The grant date fair value is calculated based on the number of PSUs granted multiplied by the price of the Shares on the date of grant, converted into United States dollars based on the Bank of Canada closing exchange rate on the grant date.

(2)

Mr. DeGiglio received a grant of 300,000 Options in September 2020 and a grant of 100,000 Options in March 2019. The amounts listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$3.01, for 2020, and US$7.985, for 2019, per Option.

(3)

Mr. DeGiglio received a $24,000 auto allowance and $1,443 in employer 401(k) matches during 2021, $24,000 auto allowance and $1,642 in employer 401(k) matches during 2020 and a $24,000 auto allowance and $1,713 in employer 401(k) matches during fiscal 2019.

(4)

Mr. Ruffini received a grant of 100,000 Options in December 2021, a grant of 200,000 Options in June 2020 and a grant of 100,000 Options in March 2019. The amounts listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$4.26, for 2021, US$3.47, for 2020, and US$7.985, for 2019, per Option.

(5)	Mr. Ruffini received $4,306, $3,857 and $4,025 in employer 401(k) matches during fiscal years 2021, 2020 and 2019, respectively.
(6)

Mr. Dosanjh became a reportable employee of the Company upon the completion of the acquisition of Pure Sunfarms Corp. on November 5, 2020. Mr. Dosanjh had a 2021 salary of C$401,200 and earned a bonus of C$110,876 in respect of 2021. His salary and bonus were converted into US at the weighted average 2021 exchange rate of 0.797654. For the Summary Compensation Table his entire compensation for 2020 has been reported. Mr. Dosanjh had a full year 2020 salary of C$345,000 and earned a 2020 bonus of C$83,500, which have been converted into United States dollars at the weighted average 2020 exchange rate of 0.7853 Canadian dollars to one United States dollar.

(7)

Mr. Dosanjh received a grant of 200,000 Options in November 2021. The amount listed in this column represents the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$6.17, per Option.

(8)	Mr. Bovenschen joined the Company on May 1, 2021 at a U.S. salary of USC$240,000 per annum. Mr. Bovenschen received a signing bonus of US$50,000 upon joining the Company.
(9)

Mr. Bovenschen received a grant of 75,000 Options in May 2021. The amount listed in this column represents the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$7.56, per Option.

(10)

Mr. Gemmel received a grant of 40,000 Options in November 2021, and a grant of 20,000 Options in December 2020. The amounts listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$5.64, for 2021, and US$6.37, for 2020, per Option.

(11)	Mr. Gemmel received $2,820, $2,293 and $2,100 in employer 401(k) matches during fiscal years 2021, 2020 and 2019, respectively.

Grants of Plan-Based Awards

Name	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards(1)			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Michael A. DeGiglio	N/A	—	—	—	—	—	—	—	—	—	—
Stephen C. Ruffini	12/2/21	—	—	—	—	—	—	50,000	100,000	$6.23	$737,350
Mandesh Dosanjh	11/18/21	—	—	—	—	$83,100	—	40,000	200,000	$8.31	$1,608,640
Orville Bovenschen	5/2/21	—	—	—	—	—	—	—	75,000	$11.15	$566,475
Derin Gemmel	11/18/21	—	—	—	—	—	—	20,000	40,000	$8.31	$498,600

(1)	There are no applicable threshold or maximum payout amounts associated with the PSUs granted to the NEOs.
(2)	The amounts listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price (1)	Option Expiration Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (2)
Michael A. DeGiglio	100,000	—		$1.28	March 14, 2022	—		—
	100,000	—		$1.34	March 18, 2024	—		—
	100,000	—		$1.09	March 29, 2026	—		—
	66,667	33,333	(3)	$13.60	March 12, 2029	—		—
	100,000	200,000	(4)	$4.68	September 30, 2030	—		—
Stephen C. Ruffini	50,000	—		$1.28	March 14, 2022	—		—
	100,000	—		$0.83	March 14, 2023	—		—
	75,000	—		$1.34	March 18, 2024	—		—
	66,667	33,333	(6)	$13.60	March 12, 2029	—		—
	66,667	133,333	(7)	$5.29	May 29, 2030	—		—
	—	100,000	(8)	$6.23	December 2, 2031	—		—
Mandesh Dosanjh	—	200,000	(9)	$8.31	November 18, 2031	10,000	(5)	$64,200
Orville Bovenschen	—	75,000	(10)	$11.15	May 3, 2031	—		—
Derin Gemmel	10,000	—		$1.34	March 28, 2024	—		—
	10,000	—		$0.63	October 6, 2025	—		—
	10,000	—		$1.66	June 14, 2027	—		—
	10,000	—		$4.71	December 22, 2027	—		—
	6,667	13,333	(11)	$9.63	December 16, 2030	—		—
	—	40,000	(9)	$8.31	November 18, 2031	—		—

(1)	The Option Exercise Price is in USD.
(2)

The amount reported in this column represents the product of the total number of PSUs that could be earned assuming maximum performance, multiplied by the closing stock price of the Shares on Nasdaq on December 31, 2021 of $6.42.

(3)	The Options were issued on March 12, 2019 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.
(4)

The Options were granted on September 30, 2020 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.

(5)	Share-Based Awards vest based on the achievement of certain performance targets or the passage of time.

(6)	The Options were issued on March 12, 2019 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.
(7)	The Options were issued on May 31, 2020 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.
(8)	The Options were issued on December 2, 2021 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.
(9)	The Options were issued on November 17, 2021 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.
(10)	The Options were issued on May 3, 2021 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.
(11)	The Options were issued on December 16, 2020 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.

Option Exercises and Stock Vested

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)		Value realized on vesting ($)(1)
Michael A. DeGiglio	—	N/A	90,000		$930,400
Stephen C. Ruffini	—	N/A	100,000	(2)	$813,900
Mandesh Dosanjh	—	N/A	288,000	(3)	$3,440,750
Orville Bovenschen	—	N/A	—		N/A
Derin Gemmel	—	N/A	20,000	(4)	$166,200

(1)	This column represents, for each applicable NEO, the product of (x) the number of PSUs vested in 2021, multiplied by (y) the closing market price of the underlying shares on the vesting date.
(2)	50,000 vested shares earned in 2021 were deferred to 2022.
(3)	115,000 vested shares earned in 2021 were deferred to 2022.
(4)	20,000 vested shares earned in 2021 were deferred to 2022.

Nonqualified Deferred Compensation

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)(2)
Michael A. DeGiglio	—	—	17,587	—	145,631
Stephen C. Ruffini	—	—	43,936	—	317,013
Mandesh Dosanjh	—	—	—	—	—
Orville Bovenschen	—	—	—	—	—
Derin Gemmel	—	—	—	—	—

(1)	The amounts in this column represent the equity appreciation in each of the NEOs’ 409A plan accounts at December 31, 2021.
(2)	The amounts in this column represent the balance in each of the NEOs’ 409A plan accounts at December 31, 2021.

Termination and Change of Control Benefits

The employment agreements for each of our Named Executive Officers provide for payments upon certain events of termination and change of control, as more fully described under “Executive Officers—Employment Agreements”, which section is incorporated by reference herein.

The following table outlines the incremental values that would have been paid to the Named Executive Officers if they had separated from the Company on December 31, 2021.

Name	Termination Without Cause or Resignation for Good Reason (not in connection with a Change in Control)	Termination Due to Change in Control	Termination Due to Death or Disability

Michael A. DeGiglio, Chief Executive Officer and President	3 x base salary = US$2,122,614 for non-renewal of Agreement, Termination without cause or Resignation for Good Reason and continuance of benefits for 18 months = US$5,265(1).	3 x base salary = US$2,122,614 and continuance of benefits for 18 months = US$5,265(1)	Base salary and benefits for the greater of the end of current contract term (July 12, 2023) or 12 months.

Stephen C. Ruffini, Executive Vice President and Chief Financial Officer	1.5 x base salary = US$660,000 for non-renewal of Agreement, Termination without cause or Resignation for Good Reason and continuance of benefits for 18 months = US$12,380(1).	1.5 x base salary = US$660,000 and continuance of benefits for 18 months = US$12,380(1)	Base salary and benefits for the greater of the end of current contract term (June 30, 2023) or 12 months.

Mandesh Dosanjh, President and Chief Executive Officer—Pure Sunfarms	12 months of base salary = US$320,019 (1) for Termination without cause or Resignation for Good Reason.	24 months of base salary = US$640,038 (2)	N/A

Orville Bovenschen, Vice President—European Business Development and Operations	12 months of base salary = US$240,000 for Termination without cause or Resignation for Good Reason.	N/A	Termination due to death – lump sum payment equal to 12 months of base salary. Termination due to disability – N/A.

Derin Gemmel, Vice President—HR Administration and Compliance, USA	N/A	N/A	N/A

(1)	Employee benefits are based on 2021 employee COBRA rates for health and dental benefits at a Company contribution percentage of 65%.
(2)	Base salary of C$401,200 converted at a USD FX rate of 0.797654.

The provision of the severance benefits described in the table above is contingent upon the applicable NEO’s execution of a release of claims in favor of the Company and his compliance with certain restrictive covenants.

CEO Pay Ratio

Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO (the “CEO Pay Ratio”). For purposes of this CEO Pay Ratio disclosure, we have calculated the CEO compensation based on the compensation of Mr. DeGiglio, who served as CEO for year ended December 31, 2021.

Set forth below is a description of the methodology, including material assumptions, adjustments and estimates we used to identify the median employee for purposes of calculating the CEO Pay Ratio:

•	We identified our median employee from all full-time, part-time and temporary employees who were on our payroll records as of a determination date of November 1, 2021.

•	The Company’s CEO as of the November 1, 2021 determination date was Michael A. DeGiglio.

•	Compensation for non-U.S. employees was converted to U.S. dollar equivalents based on the applicable exchange rate.

•

In determining compensation for purposes of the median calculation, we used each employee’s taxable compensation for 2021 as reported on Form W-2 or the equivalent form in the applicable non-U.S. jurisdictions.

•	We annualized the base salary earned in 2021 by permanent employees (full-time and part-time) hired after January 1, 2021.

•	We then calculated the annual total compensation of the identified median employee in accordance with the requirements of the Summary Compensation Table.

We determined our median employee’s total compensation for fiscal year 2021, including any perquisites and other benefits, in the same manner that we determine the total compensation of our named executive officers for purposes of the Summary Compensation Table disclosed above. The elements included in Mr. DeGiglio’s total compensation as CEO are fully discussed in the Summary Compensation Table and accompanying footnotes in this Proxy Statement.

For the 12-month period ending December 31, 2021, the median of the total compensation of our employees (other than our CEO) was $29,310 and the total compensation of our CEO was $732,981. The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees other than the CEO was 25:1. The foregoing pay ratio represents the Company’s estimate calculated in a manner consistent with the SEC rules and applicable guidance.

Compensation and Corporate Governance Committee Report

The Compensation and Corporate Governance Committee of the Board of Directors is composed entirely of independent directors, and currently consists of Messrs. Woodward, Henry and Holewinski. Mr. Woodward currently serves as the chairman of the Compensation and Corporate Governance Committee. The Board of Directors has determined that Messrs. Woodward, Henry and Holewinski are each independent under the Nasdaq listing standards currently in effect. The Compensation and Corporate Governance Committee administers the Company’s executive and director compensation programs. The role of the Compensation and Corporate Governance Committee is to oversee the Company’s compensation and benefit plans and policies, to administer the Company’s equity plans (including reviewing and approving equity grants to officers and directors) and to review and approve annually all compensation decisions relating to directors and elected officers, including those for the Company’s Chief Executive Officer and the other executive officers named in the Summary Compensation Table. The Compensation and Corporate Governance Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders in order to align the Company’s compensation structure with the Company’s organizational objectives. The charter of the Compensation and Corporate Governance Committee authorizes the Compensation Committee to confer with management to the extent it deems necessary or appropriate to fulfill its responsibilities.

The Compensation and Corporate Governance Committee discharges the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers and directors, including the NEOs. The Compensation and Corporate Governance Committee has overall responsibility for evaluating and approving executive officer and director compensation plans and policies. The specific responsibilities and functions of the Compensation and Corporate Governance Committee are delineated in the charter of the Compensation and Corporate Governance Committee.

Compensation Consultant

The Compensation and Corporate Governance Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee did not engage a compensation consultant during the 2021 or 2020 fiscal years. The committee did engage a compensation consultant in 2019, the details of that engagement can be found in CD&A, under “–Independent Advice” above.

Role of Executive Officers

No other executive officers participate in determining or recommending the amount or form of executive compensation.

Compensation and Corporate Governance Committee Interlocks and Insider Participation

No current member of the Compensation and Corporate Governance Committee is or has been at any time one of the Company’s officers or employees. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation and Corporate Governance Committee.

Compensation Committee Report

The Compensation and Corporate Governance Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and based on the Compensation and Corporate Governance Committee’s review and discussion with management, the Compensation and Corporate Governance Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation and Corporate Governance Committee

Christopher C. Woodward, Chair

John P. Henry

David Holewinski

DIRECTOR COMPENSATION

Overview

The Compensation and Corporate Governance Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board of Directors, which then makes final decisions regarding such compensation.

Cash Compensation

Prior to October 1, 2020

Each non-employee director of the Company received a retainer of C$18,000 per year, payable in monthly installments, plus C$1,500 per meeting and C$750 per teleconference. The Chairman of the Board received an additional annual fee of C$10,000 payable in monthly installments. The Audit Committee Chairman received an additional C$5,000 per year, payable monthly. The Compensation and Corporate Governance Committee Chairman received an additional C$3,000 per year, payable monthly. The Audit Committee members received an annual fee of C$6,000, payable monthly, plus C$1,000 per meeting and C$500 per teleconference. The Compensation and Corporate Governance Committee members received an annual fee of C$3,000, payable monthly, plus C$1,000 per meeting and C$500 per teleconference. Directors were also entitled to be reimbursed for reasonable out of pocket expenses incurred by them in connection with their services as directors. Directors of the Company were eligible to participate in the Equity Plan.

On and After October 1, 2020

Effective October 1, 2020, each non-employee director of the Company receives a retainer of $40,000 per year, payable in monthly installments and there are no meeting or teleconference fees. The director fees are now being paid in U.S. dollars as it is the dominant currency for the Company. The Chairperson of the Board receives an additional annual fee of $20,000, payable monthly, the Audit Committee Chairperson receives an additional $10,000 per year, payable monthly, and the Compensation and Corporate Governance Committee Chairperson receives an additional $5,000 per year, payable monthly. Directors are also entitled to be reimbursed for reasonable out of pocket expenses incurred by them in connection with their services as directors. Directors of the Company are also eligible to participate in the Equity Plan. Options were granted pursuant to the Equity Plan to non-employee directors in 2021, as the Compensation and Corporate Governance Committee believes that a portion of the total director compensation should be in the form of equity compensation.

The table below provides compensation information for the calendar year ended December 31, 2021 for each non-employee member of the Board.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total
John R. McLernon	$60,000	$45,844	$105,844
Christopher C. Woodward	$45,000	$45,844	$90,844
John P. Henry	$50,000	$45,844	$95,844
David Holewinski	$40,000	$45,844	$85,844

(1)	Paid in U.S. dollars.
(2)

The amounts listed in this column represent the grant date fair value of the Options granted to non-employee directors as calculated using the Black Scholes model resulting in a fair value of $6.17 per Option.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, none of the persons who have been directors or executive officers of the Company at any time since January 1, 2021, none of the proposed nominees for election as a director of the Company and none of the associates or affiliates of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter scheduled to be acted upon at the Meeting, other than the election of directors (Item 1) and the “say-on-pay” votes (Items 2 and 3).

INTEREST OF RELATED PERSONS IN TRANSACTIONS

Except as described below, for the last two completed fiscal years, no director, proposed director, executive officer, or immediate family member of a director, proposed director or executive officer nor, to the knowledge of our directors or executive officers, after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, Shares carrying more than 5% of the voting rights attached to all Shares outstanding at the date hereof, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction or proposed transaction of the Company which involves an amount exceeding the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation” as of this Proxy Statement.

Securityholders’ Agreement with Mr. DeGiglio

Michael DeGiglio, our Chief Executive Officer, is party to the Amended and Restated Securityholders’ Agreement, by and among the Company, VF Operations Canada Inc., Mr. DeGiglio, and other parties thereto, dated December 31, 2009 (the “Securityholders’ Agreement”), pursuant to which the Company has granted to Mr. DeGiglio certain pre-emptive rights, as well as “demand” and “piggyback” registration rights. These rights enable Mr. DeGiglio to require the Company to file a prospectus (in the case of a demand registration) and otherwise assist with a public offering of Common Shares, subject to certain limitations. In the event of a “piggyback” offering, our financing requirements are to take priority. In the event that the Company decides to issue equity securities or securities convertible into or exchangeable for equity securities of the Company other than to officers, employees, consultants or directors of the Company or any subsidiary of the Company pursuant to a bona fide incentive compensation plan, the Securityholders’ Agreement provides, among other things, Mr. DeGiglio with pre-emptive rights to purchase such number of newly issued equity securities in order to maintain his pro rata ownership interest in the Company.

2023 SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented in our proxy materials relating to our 2023 annual meeting of Shareholders must be received at our registered office at 4700—80th Street, Delta, British Columbia, Canada, V4K 3N3 between December 25, 2022 and February 23, 2023, which is the deadline for a proposal to be valid under the CBCA, which is later than the January 6, 2023 deadline for Shareholder proposals to be submitted under Rule 14a-8.

In order for a Shareholder proposal to be eligible under the CBCA, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Shares that have the right to vote at general meetings; or (b) have a fair market value of at least C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Shares that carry the right to vote at general meetings for an uninterrupted period of at least six months before the date the proposal is submitted.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must be a record holder of Shares (i) with a market value of at least $2,000 and must have continuously held such Shares for at least three years, (ii) with a market value of at least $15,000 and must have continuously held such Shares for at least two years, or (iii) with a market value of at least $25,000 and must have continuously held such Shares for at least one year. However, a Shareholder who has been a record owner of Shares with a market value of at least $2,000 for at least one year as of January 4, 2021 and who continuously maintains at least $2,000 of such securities from January 4, 2021 through the date such Shareholder’s proposal is submitted to the Company is also eligible to submit a proposal for inclusion in the Company’s proxy materials for next year’s annual meeting. The Shareholder must continue to hold those Shares through the date of the meeting and must comply with all of the other procedural requirements set forth in Rule 14a-8.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the CBCA or a Shareholder proposal made pursuant to the CBCA provisions described above, is required to comply with Section 1.4 of the Advance Notice Bylaw. Section 1.4 of the Bylaw provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 1.4 of the Advance Notice Bylaw and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 1.4 of the Advance Notice Bylaw, a copy of which is filed under the Company’s profiles at www.sedar.com and www.sec.gov. For such Shareholder’s director nominee to be eligible for inclusion in the proxy statement, however, such nomination must be received by our registered office by February 23, 2023.

For any other Shareholder proposals to be presented at our next annual meeting of Shareholders, Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the first anniversary of the date of first mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the brokers or nominees will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2023 Annual Meeting of Shareholders, if we are not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in our proxy statement, by February 23, 2023, the brokers or nominees will be allowed to use their discretionary authority with respect to the voting of proxies.

If the Continuance is approved and effected, the deadlines and requirements prescribed by the CBCA, as described above, will cease to apply to the Company and Shareholder proposals intended to be presented in our proxy materials relating to our 2023 annual meeting of Shareholders may instead be made in accordance with the OBCA, see “Item No. 5 –Continuance of the Company under the Business Corporations Act Ontario – Comparison of CBCA and OBCA – Shareholder Proposals” above. If the Continuance is approved and effected, the Company will adopt Bylaws substantially in the form attached hereto as Appendix D, which will contain provisions substantially similar to Section 1.4 of the Advance Notice Bylaw.

HOUSEHOLDING OF ANNUAL PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials or annual report to Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to our Chief Financial Officer at Village Farms International, Inc. 4700—80th Street, Delta, British Columbia, V4K 3N3, telephone: 604-940-6012. Any Shareholder who wants to receive separate copies of our proxy materials or annual report to Shareholders in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

INDEBTEDNESS

As of the date hereof, there is no indebtedness owing to the Company by any employees, officers or directors of the Company. The Company did not provide financial assistance to any employees, officers or directors for the purchase of securities during the year ended December 31, 2021 or from January 1, 2022 to the date hereof.

MANAGEMENT CONTRACTS

The management functions of the Company are not, in any way, performed in a substantial degree by a person or persons other than the directors or the executive officers of the Company.

ADDITIONAL INFORMATION

Additional information relating to us, including our most current Annual Report on Form 10-K, as amended (together with documents incorporated therein by reference), our consolidated financial statements for the year ended December 31, 2021, the report of the independent registered public accounting firm thereon, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2021 can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR at www.sedar.com Copies of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021, including the financial statements and the financial statement schedules, required to be filed with the SEC, are available upon written request, free of charge, to our securityholders. Requests should be in writing and addressed to the attention of Stephen C. Ruffini, Chief Financial Officer, at 4700-80th Street, Delta, British Columbia, V4K 3N3. Our financial information is provided in our consolidated financial statements for the year ended December 31, 2021 and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2021.

DIRECTORS’ APPROVAL

The contents and sending of this Proxy Statement have been approved by our directors.

/s/ John McLernon

Chairman

APPENDIX A

VILLAGE FARMS INTERNATIONAL, INC. (the “Company”)

MANDATE OF THE BOARD OF DIRECTORS

The purpose of this document is to summarize the governance and management roles and responsibilities of the board of directors of the Company (the “Board”).

1.	ACCOUNTABILITY

The Board is responsible to shareholders.

2.	ROLE

The role of the Board is to focus on governance and stewardship of the business carried on by the Company as a whole. The Board will review strategy, assign responsibility for achievement of that strategy, and monitor performance against those objectives. In fulfilling this role, the Board will regularly review the strategic plans developed by management so that they continue to be responsive to the changing business environment in which the Company operates.

3.	RESPONSIBILITIES

In order that the Board fulfills its role, the Board will:

(a)	Define Shareholder Expectations

•	Satisfy itself that there is effective communication between the Board and the Company’s shareholders, other stakeholders, and the public.

•	Determine, from time to time, the appropriate criteria against which to evaluate performance, and set corporate strategic goals and objectives within this context.

(b)	Establish Strategic Goals, Performance Objectives, Operational Policies and Identify Principal Risks

The Board will review and approve broad strategic corporate objectives and establish corporate values against which the performance of the Company will be measured. In this regard, the Board will, at least annually:

•	Approve long-term strategies;

•	Review and approve management of the Company’s strategic and operational plans so that they are consistent with long-term goals;

•	Approve strategic and operational policies within which management of the Company will operate;

•	Identify the principal risks of the Company and ensure implementation of appropriate systems to manage these risks;

•	Set targets against which to measure corporate and executive performance of the Company;

•	Satisfy itself that a portion of executive compensation is linked appropriately to Company performance; and

•	Satisfy itself that a process is in place with respect to the appointment, development, evaluation and succession of senior management of the Company.

(c)	Delegate Management Authority to the Chief Executive Officer

•	Ensure that the Board delegates to the Chief Executive Officer the authority to manage and supervise the business of the Company and decisions regarding the ordinary course of business and operations.

•	Determine what, if any, executive limitations may be required in the exercise of the authority delegated to management.

(d)	Monitor Corporate Performance

•	Understand, assess and monitor the principal risks of all aspects of the businesses in which the Company is engaged.

•

Monitor performance of the Company against both short-term and long-term strategic plans and annual performance targets, and monitor compliance with Board policies and the effectiveness of risk management practices.

•	Ensure that the boards of directors of the Company’s subsidiaries monitor compliance by management of its subsidiaries with internal controls and effective management information systems.

(e)	Develop Board Processes

•	Develop an approach relating to the conduct of the Board’s business and the fulfillment of the Board’s responsibilities.

•	Develop the Board’s approach to corporate governance through the Board’s Compensation and Corporate Governance Committee.

4.	QUALIFICATIONS OF DIRECTORS

Directors are expected to have the highest personal and professional ethics and values and be committed to advancing the best interests of the Company and its shareholders. They are also expected to possess skills and competencies in areas that are relevant to the Company’s activities and that enhance the ability of the Board to effectively oversee the business and affairs of the Company.

A majority of the Board must be independent. Independent shall have the meaning, as the context requires, given to it in National Instrument 52-110 Audit Committees, as may be amended from time to time. The chairperson of the Board (the “Chair of the Board”) must be an independent director. The Chair of the Board should act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties. The position description for the Chair of the Board is attached hereto as Schedule A.

Each director must have an understanding of the Company’s principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Company relative to its principal competitors. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors, who experience a significant change in their personal circumstances, including a change in their principal occupation, are expected to advise the chairperson of the Compensation and Corporate Governance Committee (the “Committee Chair”) and, if determined appropriate by the Board on the recommendation of the Compensation and Corporate Governance Committee, resign from the Board.

5.	MEETINGS

The Board has meetings at least once in each quarter, with additional meetings held when required. Additional meetings may be called by the Chair of the Board or any two directors on proper notice. Board meetings may be held by telephonic means.

The Chair of the Board is primarily responsible for the agenda. Prior to each Board meeting, the Chair of the Board will discuss agenda items for the meeting with the Chief Executive Officer of the Company, and other members of the Board. Any director may propose the inclusion of items on the agenda, request the presence of, or a report by any member of senior management of the Company, or at any Board meeting raise subjects that are not on the agenda for that meeting.

The Audit Committee of the Company has meetings quarterly, with additional meetings held when required. The Compensation and Corporate Governance Committee of the Company has meetings as often as it deems necessary. Meeting frequency and agendas for the standing committees may change from time to time, however, depending on opportunities or risks faced by the Company and its subsidiaries. The committee chairperson or any two members of a committee may call a committee meeting, request that an item be included on the committee’s agenda or raise subjects that are not on the agenda for that meeting.

Audit Committee meetings can also be called by the Company’s auditor or the Chief Financial Officer of the Company. Notice of the place, day and time of each Board or committee meeting must be served on each director or manager at least 48 hours prior to the meeting. Directors or committee members, however, may waive notice of any meeting. Attendance of a director, in person or by telephone, at a Board meeting shall constitute a waiver of notice of that meeting except, with respect to Board meetings, in circumstances described in the By-laws of the Company (the “By-laws”). The notice needs to state the purpose or purposes for which the meeting of directors or managers is being held.

(a)	Procedures for Board Meetings

•	Subject to the Company’s By-laws, procedures for Board meetings are determined by the Chair of the Board unless otherwise determined by a resolution of the Board.

•	Subject to the Company’s By-laws, procedures for committee meetings are determined by the committee chairperson unless otherwise determined by a resolution of the committee or the Board.

•	A quorum for any Board or committee meeting shall be as required by the constating documents of the Company.

6.	DIRECTORS’ RESPONSIBILITIES

(a)	Attendance and Participation

•

Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. A director who is unable to attend a meeting in person may participate by telephone or teleconference. The Board or any committee may also take action from time to time by unanimous written consent.

•

In advance of each Board or committee meeting, members will receive the proposed agenda and other materials necessary to the directors’ understanding of the matters to be considered. Directors are expected to spend the time needed to review the materials in advance of such meetings and to actively participate in such meetings.

(b)	Service on Other Boards and Audit Committee

•

The Board does not believe that its members should be prohibited from serving on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair of the Board in advance of accepting an invitation to serve on the board of another public company and, as a general rule, directors are not allowed to join a board of another public company on which two or more other directors of the Company serve.

(c)	Access to Independent Advisors

•

The Board and any committee may at any time retain outside financial, legal or other advisors at the expense of the Company and have the authority to determine the advisors’ fees and other retention terms. Any director may, subject to the approval of the Chair of the Board, retain an outside advisor at the expense of the Company.

7.	EVALUATION OF BOARD, DIRECTORS AND COMMITTEES

The Compensation and Corporate Governance Committee, in consultation with the Chair of the Board, will ensure that an appropriate system is in place to evaluate and perform an annual evaluation of the effectiveness of the Board as a whole as well as the committees of the Board, and the boards of directors or managers and board committees of the Company’s subsidiaries, to ensure they are fulfilling their respective responsibilities and duties. In connection with these evaluations, each director will be requested to provide his or her assessment of the effectiveness of the Board and each committee as well as the performance of individual directors. These evaluations should take into account the competencies and skills each director is expected to bring to his or her particular role on the Board or on a committee, as well as any other relevant facts. The position description for a committee chairperson is attached hereto as Schedule B.

8.	MANAGEMENT

(a)	Management’s Role

•

The primary responsibility of management of the Company is to safeguard the Company’s assets and to create wealth for shareholders. When performance is found to be inadequate, the Board has the responsibility to bring about appropriate change.

•

Management of the Company is under the direction of its Chief Executive Officer. The Board shall take such steps as it deems necessary to satisfy itself as to the integrity of the Chief Executive Officer and other executive officers of the Company and that such individuals create a culture of integrity throughout the Company.

(b)	Management’s Relationship to the Board

•	Senior management of the Company, primarily through the Chief Executive Officer, reports to and is accountable to the Board.

•

Business plans are developed to ensure the compatibility of shareholder, Board and management views on the Company and the Company’s subsidiaries’ strategic direction, performance targets and utilization of shareholders’ equity. A meeting of the Board is held each year to review the strategic initiatives and the business plan submitted by senior management of the Company.

(c)	Board Access to Management

•

Information provided by management to directors is critical to their effectiveness. In addition to the reports presented to the Board at its regular and special meetings, the Board is also kept informed on a timely basis by management of the Company with respect to developments and key decisions taken by management in pursuing the Company’s business plan. The directors periodically assess the quality, completeness and timeliness of information provided by management to the Board.

(d)	Management Performance Review and Rewards

•

The Compensation and Corporate Governance Committee of the Company annually reviews the position description of the Chief Executive Officer and establishes objectives against which his or her performance is reviewed, with his or her compensation or level being assessed against these agreed objectives. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer.

•	The compensation plans of the Company are based on maintaining a direct link between management rewards and the wealth created for shareholders.

9.	COMMUNICATION AND DISCLOSURE POLICIES

The Company has adopted a Disclosure and Insider Trading Policy, which summarizes its policies and practices regarding disclosure of material information to investors, analysts and the media. The purpose of this policy is to ensure that the Company’s communications with the investment community are timely, consistent and in compliance with all applicable securities legislation. The Disclosure and Insider Trading Policy is reviewed annually by the Board and is available on the Company’s website.

The Company endeavors to keep its shareholders informed of its progress through a comprehensive annual report, annual information form, quarterly interim reports and periodic press releases. It also maintains a website that provides summary information about the Company and ready access to its published reports, press releases, statutory filings and supplementary information provided to analysts and investors. Directors and management meet with the Company’s shareholders at the annual meeting and are available to respond to questions at that time.

The Company also maintains an investor relations program to respond to inquiries in a timely manner. Management meets on a regular basis with investment analysts, financial advisors and interested members of the public to ensure that accurate information is available to investors, including quarterly conference calls to discuss the Company’s financial results. The Company also endeavors to ensure that the media is kept informed of developments as they occur and have an opportunity to meet and discuss these developments with the Company’s designated spokespersons.

10.	CODE OF ETHICS AND WHISTLEBLOWER POLICY

The Board expects all directors, managers, officers and employees of the Company and its subsidiaries to conduct themselves in accordance with the highest ethical standards and to adhere to the Company’s Code of Ethics and Whistleblower Policy (the “Code”). Any waiver of the Code for officers, directors or managers may only be made by the Board or the Compensation and Corporate Governance Committee and will be disclosed to shareholders by the Company to the extent required by law, regulation or stock exchange requirement.

11.	PROHIBITION ON PERSONAL LOANS

The Company will not, either directly or indirectly, including through its subsidiaries, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer.

12.	FEEDBACK

The Board welcomes input and comments from shareholders of the Company. Input or comments for the Board or its committees should be directed to the Company Secretary at:

Board of Directors of Village Farms International, Inc.

c/o Stephen C. Ruffini, Company Secretary

Village Farms International, Inc.

4700 - 80th Street

Delta, British Columbia

V4K 3N3

SCHEDULE A

Position Description of Chairperson of the Board (the “Chair of the Board”)

The Chair of the Board of the Company is principally responsible for overseeing the operations and affairs of the Board. In fulfilling his or her responsibilities, the Chair of the Board will:

(a)	provide leadership to foster the effectiveness of the Board;

(b)	ensure there is an effective relationship between the Board and senior management of the Company;

(c)	ensure that the appropriate committee structure is in place and assist the Compensation and Corporate Governance Committee in making recommendations for appointments to such committees;

(d)	in consultation with the other members of the Board and the Chief Executive Officer of the Company, prepare the agenda for each meeting of the Board;

(e)	ensure that all directors receive the information required for the proper performance of their duties, including information relevant to each meeting of the Board;

(f)

chair Board meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decision-making is reached and accurately recorded;

(g)

together with the Compensation and Corporate Governance Committee, ensure that an appropriate system is in place to evaluate the performance of the Board as a whole, the Board’s committees and individual directors, and make recommendations to the Compensation and Corporate Governance Committee for changes when appropriate;

(h)	work with the Chief Executive Officer of the Company and other members of senior management to monitor progress on strategic planning, policy implementation and succession planning; and

(i)	provide additional services required by the Board.

SCHEDULE B

Position Description of a Committee Chairperson (a “Committee Chair”)

A Committee Chair is principally responsible for overseeing the operations and affairs of his or her particular committee. In fulfilling his or her responsibilities, a Committee Chair will:

(a)	provide leadership to foster the effectiveness of the committee;

(b)	ensure there is an effective relationship between the Board and the committee;

(c)	ensure that the appropriate charter is in effect and assist the Compensation and Corporate Governance Committee in making recommendations for amendments to the charter;

(d)	in consultation with the other members of the committee and Board, where appropriate, prepare the agenda for each meeting of the committee;

(e)	ensure that all committee members receive the information required for the proper performance of their duties, including information relevant to each meeting of the committee;

(f)

chair committee meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual members and confirming that clarity regarding decision-making is reached and accurately recorded; and

(g)

together with the Compensation and Corporate Governance Committee, ensure that an appropriate system is in place to evaluate the performance of the committee as a whole, the committee’s individual members, and make recommendations to the Compensation and Corporate Governance Committee for changes when appropriate; and provide additional services required by the Board.

APPENDIX B

CONTINUANCE RESOLUTION

“BE IT RESOLVED THAT:

(a)	the Company is authorized to:

(i)	apply to the Director (the “CBCA Director”) under the Canada Business Corporations Act (the “CBCA”) for a Letter of Satisfaction pursuant to Section 188(1) of the CBCA;

(ii)

apply to the Director (the “OBCA Director”) under the Business Corporations Act (Ontario) (the “OBCA”) pursuant to Section 180 of the OBCA for authorization to be continued as if it had been constituted under the OBCA, and to continue its existence under the OBCA on such date as the directors of the Company may determine; and

(iii)

deliver a copy of the Certificate of Continuance issued by the OBCA Director to the CBCA Director and request that the CBCA Director issue a Certificate of Discontinuance under Section 188(7) of the CBCA;

(b)

upon the issuance of a Certificate of Continuance continuing the Company under the OBCA, (i) the articles and by-laws of the Company shall be replaced in their entirety by articles and by-laws substantially in the forms attached as Appendix C and Appendix D to the management information circular of the Company dated April 19, 2022, and (ii) the Board shall be empowered to determine the number of directors to be elected, from time to time, within the stated minimum and maximum number of directors provided for in the articles of the Company, in accordance with Section 125(3) of the OBCA;

(c)

notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the directors of the Company are hereby authorized, at their sole discretion, to determine, at any time, to proceed or not to proceed with the continuance and to abandon this resolution at any time prior to the implementation of the continuance without further approval of the shareholders and in such case where the directors elect not to proceed, this resolution approving the continuance shall be deemed to have been rescinded; and

(d)

any one director or any one officer of the Company hereby authorized and empowered, acting for, in the name of and on behalf of the Company, to execute or to cause to be executed, under the seal of the Company or otherwise, and to deliver and file or to cause to be delivered and filed, the continuation application and such other documents and instruments, and to do or to cause to be done, such other acts and things as in the opinion of such director or officer of the Company may be necessary or desirable in order to carry out the intent of this resolution.”

B-1

APPENDIX C

PROPOSED ARTICLES OF CONTINUANCE

Ministry of Government and Consumer Services	Articles of Continuance Business Corporations Act

For questions or more information to complete this form, please refer to the instruction page.

Fields marked with an asterisk (*) are mandatory.

1. Corporation Information

Corporation Name *

VILLAGE FARMS INTERNATIONAL, INC.

Has the corporation been assigned an Ontario Corporation Number (OCN) ? * ☐ Yes     ☑ No

Please confirm the statement below *

☑ I confirm that the corporation has never been assigned an Ontario Corporation Number

2. Contact Information

Please provide the following information for the person we should contact regarding this filing. This person will receive official documents or notices and correspondence related to this filing. By proceeding with this filing, you are confirming that you have been duly authorized to do so.

First Name *	Middle Name	Last Name *

Telephone Country Code	Telephone Number *	Extension
Email Address *

3. Jurisdiction

Please provide the name of the jurisdiction where the corporation is currently incorporated or continued and the original date of incorporation or amalgamation of the corporation.

Current Corporation Name *

VILLAGE FARMS INTERNATIONAL, INC.

Governing Jurisdiction *

Canada

Province *

Federal

Original Date of Incorporation/Amalgamation *

December 23, 2003

The following supporting documents are required. Please attach these documents with your application:

☑	Incorporating documents and all amendments, and a copy of continuation documents and amendments if applicable, certified by an officer of the appropriate jurisdiction *

☑	Letter of Satisfaction/Authorization to Continue issued by the proper officer of the jurisdiction the corporation is leaving *

4. Corporation Name

Every corporation must have a name. You can either propose a name for the corporation or request a number name. If you propose a name for the corporation, you need a Nuans report for the proposed name.

Will this corporation have a number name ? *              ☐ Yes      ☑ No

5264E (2021/10)	© Queen’s Printer for Ontario, 2021	Disponible en français	Page of 6

The corporation will have: *

☑	an English name (example: “Green Institute Inc.”)

☐	a French name (example: “Institut Green Inc.”)

☐	a combination of English and French name (example: “Institut Green Institute Inc.”)

☐	an English and French name that are equivalent but used separately (example: “Green Institute Inc./Institut Green Inc.”)

Nuans Report

New Corporation Name (Proposed) *

VILLAGE FARMS INTERNATIONAL, INC.

Nuans Report Reference Number * 121511903	Nuans Report Date * February 14, 2022

☐	Select this if you have a Legal Opinion for an identical name

5. General Details

Requested Date for Continuance *	Primary Activity Code * 1112
Official Email Address *

An official email address is required for administrative purposes and must be kept current. All official documents or notices and correspondence to the corporation will be sent to this email address.

6. Address

Every corporation is required to have a registered office address in Ontario. This address must be set out in full. A post office box alone is not an acceptable address.

Registered Office Address *

☑ Standard Address    ☐ Lot/Concession Address

Street Number * 79	Street Name * Wellington Street West	Unit Number 3000
City/Town * Toronto	Province Ontario	Postal Code * M5K 1N2
Country Canada

7. Director(s)

Please specify the number of directors for your Corporation *

☐ Fixed Number        ☑ Minimum/Maximum

Minimum Number of Directors * 3	Maximum Number of Directors * 10

Director 1

First Name * David	Middle Name	Last Name * Holewinski
Email Address

5264E (2021/10)	Page of

Is this director a Resident Canadian? * ☐ Yes ☑ No
Address for Service * ☐ Canada ☑ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
City/Town*	State *	Zip Code *
Country United States

Director 2

First Name * Christopher	Middle Name C.	Last Name * Woodward
Email Address

Is this director a Resident Canadian? * ☑ Yes ☐ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
City/Town*	Province *	Postal Code *
Country Canada

Director 3

First Name * Michael	Middle Name	Last Name * Degiglio
Email Address

Is this director a Resident Canadian? * ☐ Yes ☑ No

Address for Service * ☐ Canada ☑ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
City/Town*	State *	Zip Code *
Country United States

Director 4

First Name * Stephen	Middle Name C.	Last Name * Ruffini
Email Address

Is this director a Resident Canadian? * ☐ Yes ☑ No

Address for Service * ☐ Canada ☑ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
City/Town*	State *	Zip Code *

5264E (2021/10)	Page of

Country

United States

Director 5

First Name * John	Middle Name R.	Last Name * McLernon

Email Address

Is this director a Resident Canadian? *        ☑ Yes         ☐ No

Address for Service *        ☑ Canada    ☐ U.S.A.    ☐ International

Street Number *	Street Name *	Unit Number
City/Town *	Province *	Postal Code *
Country Canada

Director 6

First Name * John	Middle Name P.	Last Name * Henry

Email Address

Is this director a Resident Canadian? *            ☐ Yes        ☑No

Address for Service *         ☐ Canada    ☑ U.S.A.    ☐ International

Street Number *	Street Name *	Unit Number
City/Town *	State *	Zip Code *
Country United States

8. Shares and Provisions (Maximum limit is 100,000 characters per text box)

Every corporation must be authorized to issue at least one class of shares. You must describe the classes of shares of the corporation and the maximum number of shares the corporation is authorized to issue for each class. If the corporation has more than one class of shares, you must specify the rights, privileges and conditions for each class.

Description of Classes of Shares

The classes and any maximum number of shares that the corporation is authorized to issue:

Enter the Text *

The Corporation is authorized to issue an unlimited number of Preferred Shares, issuable in series, and an unlimited number of Common Shares.

Rights, Privileges, Restrictions and Conditions

Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors’ authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter “Not Applicable”:

Enter the Text *

See attached Schedule

5264E (2021/10)	Page of

Restrictions on Share Transfers

The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter “None”:

Enter the Text *

None

Restrictions on Business or Powers

Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter “None”:

Enter the Text *

None

Other Provisions, if any

Enter other provisions, or if no other provisions enter “None”:

Enter the Text *

None

9. Required Statements

Required Statements

☑	The corporation is to be continued under the Business Corporations Act to the same extent as if it had been incorporated under this Act. *

☑	The corporation has complied with subsection 180(3) of the Business Corporations Act. *

Authorization Date

☑

The continuation of the corporation under the laws of the Province of Ontario has been properly authorized under the laws of the jurisdiction currently governing the corporation, on the following date: *

Authorization Date *

10. Authorization

☑	* I,

confirm that this form has been signed by the required person.

Caution - The Act sets out penalties, including fines, for submitting false or misleading information.

Required Signature

Name	Position	Signature

5264E (2021/10)	Page of

RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS

ATTACHING TO PREFERRED SHARES

The Corporation is authorized to issue an unlimited number of Preferred Shares, which shall have attached thereto the following rights, privileges, restrictions and conditions.

1.	DIRECTORS’ RIGHT TO ISSUE IN ONE OR MORE SERIES

1.1    The Preferred Shares may be issued at any time or from time to time in one or more series. Before any shares of a series are issued, the board of directors of the Corporation shall fix the number of shares that will form such series and shall, subject to the limitations set out in the Articles, determine the designation, rights, privileges, restrictions and conditions to be attached to the Preferred Shares of such series, the whole subject to the filing with the Director (as defined in the Business Corporations Act (Ontario) (the “Act”)) of Articles of Amendment containing a description of such series including the rights, privileges, restrictions and conditions determined by the board of directors of the Corporation.

2.	RANKING OF THE PREFERRED SHARES

2.1    The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to dividends and return of capital in the event of the liquidation, dissolution or winding-up of the Corporation, and shall be entitled to a preference over the Common Shares of the Corporation and over any other shares ranking junior to the Preferred Shares with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs. If any cumulative dividends, whether or not declared, or declared non-cumulative dividends or amounts payable on a return of capital in the event of the liquidation, dissolution or winding-up of the Corporation are not paid in full in respect of any series of the Preferred Shares, the Preferred Shares of all series shall participate rateably in respect of such dividends in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of such return of capital in accordance with the sums that would be payable on such return of capital if all sums so payable were paid in full; provided, however; that if there are insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Preferred Shares with respect to return of capital shall be paid and satisfied first and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Preferred Shares of any series may also be given such other preference not inconsistent with the rights, privileges, restrictions and conditions attached to the Preferred Shares as a class over the Common Shares of the Corporation and over any other shares ranking junior to the Preferred Shares as may be determined in the case of such series of Preferred Shares.

3.	VOTING RIGHTS

3.1    Except as hereinafter referred to or as required by law or unless provision is made in the Articles relating to any series of Preferred Shares that such series is entitled to vote, the holders of the Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation. Except as hereinafter provided or as required by law or as provided in the Articles relating to any series of Preferred Shares, the holders of the Preferred Shares shall not be entitled as such to receive notice of; to attend or to vote at any meeting of the shareholders of the Corporation until such time as dividends on any Preferred Shares in an aggregate amount equal to the dividends payable thereon over a two year period have not been paid, whether or not such dividends in arrears are consecutive, whether or not such dividends have been declared and whether or not there are or were any moneys of the Corporation properly applicable to the payment of dividends, and thereafter and so long as any dividends on any of the Preferred Shares remain in arrears, the holders of the Preferred Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation at which directors are to be elected, other than separate meetings of the holders of another class or series of shares, and to elect, voting separately as a class; two directors of the Corporation. Nothing contained in these provisions shall be deemed or construed to limit the ability of the Corporation from time to time to increase or decrease the number of its directors. Notwithstanding the foregoing, the holders of the Preferred Shares shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of the business of the Corporation.

4.	AMENDMENT WITH APPROVAL OF HOLDERS OF THE PREFERRED SHARES

4.1    The rights, privileges, restrictions and conditions attached to the Preferred Shares as a class may be added to, changed or removed but only with the approval of the holders of the Preferred Shares given as hereinafter specified.

5.	APPROVAL OF HOLDERS OF THE PREFERRED SHARES

5.1    The approval of the holders of the Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Preferred Shares as a class or in respect of any other matter requiring the consent of the holders of the Preferred Shares may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution signed by all the holders of the Preferred Shares or passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of the Preferred Shares duly called for that purpose.

5.2    The formalities to be observed with respect to the giving of notice of any such meeting or any adjourned meeting, the quorum required therefor and the conduct thereof shall be those from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders, or if not so prescribed, as required by the Act as in force at the time of the meeting. On every poll taken at every meeting of the holders of the Preferred Shares as a class, or at any joint meeting of the holders of two or more series of Preferred Shares, each holder of Preferred Shares entitled to vote thereat shall have one vote in respect of each $1.00 of the issue price of each Preferred Share held.

RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS

ATTACHING TO COMMON SHARES

The Corporation is authorized to issue an unlimited number of Common Shares, which shall have attached thereto the following rights, privileges, restrictions and conditions.

1.	VOTING

1.1    The holders of the Common Shares shall be entitled to one vote for each Common Share held at all meetings of shareholders of the Corporation, other than meetings at which only the holders of another class of shares are entitled to vote separately as a class. Subject to applicable law, with respect to all meetings of the shareholders of the Corporation and with respect to any written consents sought by the Corporation from the shareholders of the Corporation, all shareholders of the Corporation entitled to vote, shall vote together as a single class.

2.	DIVIDENDS

2.1    After payment to the holders of the Preferred Shares of the amount or amounts to which they may be entitled, the holders of the Common Shares shall be entitled to receive any dividend declared by the board of directors of the Corporation

3.	LIQUIDATION, DISSOLUTION OR WINDING-UP

3.1    In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, after payment to the holders of the Preferred Shares of the amount or amounts to which they may be entitled, the holders of the Common Shares shall be entitled to share pro rata in any distribution of the property or assets of the Corporation.

APPENDIX D

PROPOSED BY-LAWS

BY-LAW NO. 4

of

VILLAGE FARMS INTERNATIONAL, INC.

(the “Corporation”)

1.	INTERPRETATION

1.1    Expressions used in this By-law shall have the same meanings as corresponding expressions in the Business Corporations Act (Ontario) (the “Act”).

1.2    “Applicable Securities Laws” means (i) the U.S. Securities and Exchange Act of 1934, including the rules and regulations (including Regulation 14A) promulgated thereunder, as may be amended from time to time; and (ii) the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province and territory of Canada.

1.3    “public announcement” means disclosure in a press release reported by a national news service in Canada and the United States, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com and, where applicable, the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system at www.sec.gov/edgar.shtml.

1.4    “Representatives” of a person means the affiliates and associates of such person, all persons acting jointly or in concert with any of the foregoing, and the affiliates and associates of any of such persons acting jointly or in concert, and “Representative” means any one of them.

1.5    Notwithstanding this By-law, in the event of any inconsistency between this By-law and Applicable Securities Laws, the Corporation shall comply with Applicable Securities Laws at all times.

2.	FINANCIAL YEAR

2.1    Until changed by the directors, the financial year of the Corporation shall end on the last day of December in each year.

3.	DIRECTORS

3.1    Number. The number of directors shall be not fewer than the minimum and not more than the maximum provided in the articles. At each election of directors, the number elected shall be the number of directors then in office unless the directors or the shareholders otherwise determine.

3.2    Quorum. A quorum of directors shall be a majority of the directors.

3.3    Calling of Meetings. Meetings of the directors shall be held at such time and place as the Chair of the Board, the President or any two directors may determine.

3.4    Notice of Meetings. Notice of the time and place of each meeting of directors shall be given to each director by telephone or by written notice not less than 48 hours before the time of the meeting, provided that the first meeting immediately following a meeting of shareholders at which directors are elected may be held without notice if a quorum is present. Meetings may be held without notice if the directors waive or are deemed to waive notice.

3.5    Meeting by Telephonic or Electronic Facility. A meeting of directors or of a committee of directors may be held by means of a telephonic, electronic or other communication facility that permits all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in a meeting by such means is deemed to be present at that meeting.

3.6    Chair. The Chair of the Board, or in the Chair’s absence the President if a director, or in the President’s absence a director chosen by the directors at the meeting, shall be chair of any meeting of directors.

4.	OFFICERS

4.1    General. The directors may from time to time appoint a Chair of the Board, a President, one or more Vice-Presidents, a Secretary, a Treasurer and such other officers as the directors may determine.

4.2    Chair of the Board. The Chair of the Board, if any, shall be appointed from among the directors and when present shall be chair of meetings of directors and shareholders and shall have such other powers and duties as the directors may determine.

4.3    President. Unless the directors otherwise determine, the President shall be appointed from among the directors and shall be the chief executive officer of the Corporation and shall have general supervision of its business and affairs and in the absence of a Chair of the Board shall be chair of meetings of directors and shareholders when present.

4.4    Vice-President. A Vice-President shall have such powers and duties as the directors or the chief executive officer may determine.

4.5    Secretary. The Secretary shall give required notices to shareholders, directors, auditors and members of committees, act as secretary of meetings of directors and shareholders when present, keep and enter minutes of such meetings, maintain the corporate records of the Corporation, have custody of the corporate seal and shall have such other powers and duties as the directors or the chief executive officer may determine.

4.6    Treasurer. The Treasurer shall keep proper accounting records in accordance with the Act, have supervision over the safekeeping of securities and the deposit and disbursement of funds of the Corporation, report as required on the financial position of the Corporation, and have such other powers and duties as the directors or the chief executive officer may determine.

4.7    Assistants. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant unless the directors or the chief executive officer otherwise direct.

4.8    Variation of Duties. The directors may, from time to time, vary, add to or limit the powers and duties of any officer.

4.9    Term of Office. Each officer shall hold office until the officer’s successor is elected or appointed, provided that the directors may at any time remove any officer from office but such removal shall not affect the rights of such officer under any contract of employment with the Corporation.

5.	INDEMNIFICATION AND INSURANCE

5.1    Indemnification of Directors and Officers. The Corporation shall indemnify a director or officer, a former director or officer or a person who acts or acted at the Corporation’s request as a director or officer, or in a similar capacity of another entity, and the heirs and legal representatives of such a person to the extent permitted by the Act.

5.2    Insurance. The Corporation may purchase and maintain insurance for the benefit of any person referred to in the preceding section to the extent permitted by the Act.

6.	SHAREHOLDERS

6.1    Quorum. A quorum for the transaction of business at any meeting of shareholders shall be two persons present in person or represented by proxy holding in the aggregate not less than 33 1/3% of the outstanding shares of the Corporation entitled to vote at the meeting.

6.2    Scrutineers. The Chair at any meeting of shareholders may appoint one or more persons (who need not be shareholders) to act as scrutineer or scrutineers at the meeting.

6.3    Electronic Meetings and Voting. Any person entitled to attend a meeting of shareholders may participate in the meeting using means that permit all participants to communicate during the meeting, if the Corporation makes available such a communication facility, in particular, telephonic or electronic means. A person participating in a meeting by such means is deemed to be present at the meeting. The Board may also determine that the meeting shall be held entirely by means that permit all participants to communicate during the meeting, in particular, by telephonic or electronic means. If the Corporation makes available such a communication facility for a meeting of shareholders, it shall allow shareholders and their proxyholders the option of voting by means of such telephonic, electronic or other communication facility and in accordance with the instructions provided by the Corporation. The Board may, from time to time, establish reasonable procedures regarding the holding of meetings of shareholders by such means to allow for, among other things, meaningful engagement with the Board.

7.	DIRECTOR NOMINATIONS

7.1    Subject only to the Act, and for so long as the Corporation is a distributing corporation, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board of directors of the Corporation (the “Board”) may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors,

7.1.1    by or at the direction of the Board, including pursuant to a notice of meeting;

7.1.2    by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act; or

7.1.3    by any person (a “Nominating Shareholder”):

7.1.3.1    who, at the close of business on the date of the giving of the notice provided for below in this Section 7 and at the close of business on the record date for notice of such meeting of shareholders, is entered in the securities register of the Corporation as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and

7.1.3.2    who complies with the notice procedures set forth below in this Section 7.

7.2    In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, such person must have given timely notice thereof (in accordance with Section 7.3 below) in proper written form to the Board (in accordance with Section 7.4 below).

7.3    To be timely, a Nominating Shareholder’s notice to the Board must be made:

7.3.1    in the case of an annual meeting of shareholders (which includes an annual and special meeting), not less than 30 days prior to the date of the annual meeting of shareholders;

provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date;

7.3.2    in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made; and

7.3.3    in the event of any adjournment or postponement of a meeting of shareholders, or an announcement thereof, the required time periods for the giving of a Nominating Shareholder’s notice as described above shall apply using the date of the adjourned or postponed meeting, or the date of announcement thereof, as the case may be. This means that a Nominating Shareholder who failed to deliver a timely Nominating Shareholder’s notice in proper written form to the directors for purposes of the originally scheduled shareholders’ meeting shall nonetheless be entitled to provide a Nominating Shareholder’s notice for purposes of any adjourned or postponed meeting of shareholders as the determination as to whether a Nominating Shareholder’s notice is timely is to be determined based off of the adjourned or postponed shareholders’ meeting date and not the original shareholders’ meeting date.

7.4    To be in proper written form, a Nominating Shareholder’s notice to the Board must set forth the information below, which includes information that is required to be included in a dissident proxy circular or that is necessary for the Corporation to determine director nominee qualifications, relevant experience, shareholding or voting interest in the Corporation, or independence in the same manner as would be required and disclosed for management nominees:

7.4.1    set forth, as to each person whom the Nominating Shareholder proposes to nominate for election as a director (each, a “Proposed Nominee”):

7.4.1.1    the name, age, business address and residential address of the person;

7.4.1.2    the principal occupation or employment of the person for the past five years;

7.4.1.3    the class or series and number of shares which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

7.4.1.4    full particulars regarding any contract, agreement, arrangement, understanding or relationship (collectively, “Arrangements”), including without limitation financial, compensation and indemnity related Arrangements, between the Proposed Nominee or any associate or affiliate of the Proposed Nominee and any Nominating Shareholder or any of its Representatives; and

7.4.1.5    any other information relating to the Proposed Nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws.

7.4.2    set forth, as to each Nominating Shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination is made:

7.4.2.1    the name, business address and, if applicable, residential address of such person;

7.4.2.2    their direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Corporation, including the number or principal amount;

7.4.2.3    full particulars regarding (1) any proxy or other Arrangement pursuant to which such person or any of its Representatives has a right to vote or direct the voting of any shares of the Corporation, and (2) any other Arrangement of such person or any of its Representatives relating to the voting of any shares of the Corporation or the nomination of any person(s) to the Board;

7.4.2.4    full particulars regarding any Arrangement of such person or any of its Representatives, the purpose or effect of which is to alter, directly or indirectly, the economic interest of such person or any of its Representatives in a security of the Corporation or the economic exposure of any such person or any of its Representatives to the Corporation;

7.4.2.5    full particulars regarding any Arrangement, including without limitation financial, compensation and indemnity related Arrangements, between the Proposed Nominee or any associate or affiliate of the Proposed Nominee and such person or any of its Representatives;

7.4.2.6    proof that the Nominating Shareholder is a holder of record of securities of the Corporation, or a beneficial owner, entitled to vote at such meeting; and

7.4.2.7    any other information relating to such person or any of its Representatives that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws.

The Corporation may require any Proposed Nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such Proposed Nominee to serve as a director of the Corporation or a member of any committee of the Board, including with respect to independence or any other relevant criteria for eligibility (including any stock exchange requirements).

7.5    All information to be provided in a timely notice pursuant to Section 7.3 above shall be provided as of the record date for determining shareholders entitled to vote at the meeting (if such date shall then have been publicly announced) and as of the date of such notice. The Nominating Shareholder shall update such information forthwith if there are any material changes in the information previously disclosed.

7.6    For the avoidance of doubt, Section 7.2 above shall be the exclusive means for any person to bring nominations for election to the Board before any annual or special meeting of shareholders of the Corporation. No person shall be eligible for election as a director of the Corporation unless such person has been nominated in accordance with the provisions of this Section 7; provided, however, that nothing in this Section 7 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which such shareholder would have been entitled to submit a proposal pursuant to the Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

7.7    Notwithstanding any other provision of this Section 7 or any other by-law of the Corporation, any notice or other document or information required to be given to the Board pursuant to this Section may only be given by personal delivery or by email (at such email address as may be stipulated from time to time by the Board for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery to the Board at the address of the principal executive offices of the Corporation, or emailed (to the address as aforesaid); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next following day that is a business day.

7.8    Notwithstanding the foregoing, the Board may, in its sole discretion, waive all or any of the requirements in this Section 7.

8.	DIVIDENDS AND RIGHTS

8.1    Declaration of Dividends. Subject to the Act, the directors may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation.

8.2    Payments of Dividends. A dividend payable in money shall be paid by (i) cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at the address of such holder in the Corporation’s securities register, unless such holder otherwise directs, or (ii) electronic means or by such other method as the directors may determine. In the case of joint holders, the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their address in the Corporation’s securities register (or by electronic means or by such other method as the directors may determine). The mailing of such cheque as aforesaid (or the sending by electronic means or by such other method as the directors may determine), unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

8.3    Non-Receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the directors may from time to time prescribe, whether generally or in any particular case.

8.4    Unclaimed Dividends. Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

9.	EXECUTION OF INSTRUMENTS

9.1    Deeds, transfers, assignments, agreements, proxies and other instruments may be signed on behalf of the Corporation by any director or officer or in such other manner as the directors may determine.

10.	NOTICE

10.1    Any notice (which term includes any communication or document) to be sent pursuant to the Act, the articles, the by-laws or otherwise to a shareholder, director, officer or to the auditor shall be sufficiently sent if: (a) delivered personally to the person to whom it is to be sent; (b) delivered to the recorded address of that person or, if mailed to that person, delivered to the recorded address by prepaid mail; (c) sent to that person at the recorded address by any means of prepaid transmitted or recorded communication; or (d) provided as an electronic document to that person’s information system. A notice so delivered shall be deemed to have been sent when it is delivered personally or to the recorded address. A notice so mailed shall be deemed to have been sent when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing. A notice so sent by any means of transmitted or recorded communication or provided as an electronic document shall be deemed to have been sent when dispatched by the Corporation if it uses its own facilities or information system and otherwise when delivered to the appropriate communication company or agency or its representative for dispatch. Notices sent by any means of transmitted or recorded communication or provided as an electronic document shall be deemed to have been received on the business day on which such notices were sent, or on the next business day following if sent on a day other than a business day.

10.2    The Corporation may satisfy the requirement to send any notice or document referred to in Section 10.1 by creating and providing an electronic document in compliance with the Act (including the regulations thereunder) and in accordance with the Electronic Commerce Act, 2000 (Ontario) or any similar legislation governing electronic delivery applicable to the Corporation.

10.3    Accidental omission to give any notice to any shareholder, director, auditor or member of a committee or non-receipt of any notice or any error in a notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice.

11.	REPEAL

11.1    Any and all by-laws of the Corporation previously adopted and confirmed, be and they are hereby repealed without prejudice to any action or actions heretofore taken thereunder.

APPENDIX E

DISSENT RIGHTS PURSUANT TO SECTION 190 OF THE CBCA

Right to dissent

190 (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a) amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b) amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c) amalgamate otherwise than under section 184;

(d) be continued under section 188;

(e) sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f) carry out a going-private transaction or a squeeze-out transaction.

Further right

(2) A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.

Payment for shares

(3) In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

(5) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

(6) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Demand for payment

(7) A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a) the shareholder’s name and address;

(b) the number and class of shares in respect of which the shareholder dissents; and

(c) a demand for payment of the fair value of such shares.

Share certificate

(8) A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

(9) A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

(10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Suspension of rights

(11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a) the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b) the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c) the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

Offer to pay

(12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a) a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b) if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

(13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

Payment

(14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

(15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

(16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue

(17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

(18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

Parties

(19) On an application to a court under subsection (15) or (16),

(a) all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b) the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

(20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

(21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

(22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

(23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Notice that subsection (26) applies

(24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

(25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a) withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Limitation

(26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

RETURN ADDRESS 123 ANY STREET
ANY CITY/PROVINCE A1A 1A1
LOGO HERE
PROXY FORM
Annual and Special Meeting
Village Farms International, Inc.
WHEN:
Tuesday, May 24, 2022 at 1:00 pm EDT
WHERE: www.virtualshareholdermeeting.com/VFF2022
STEP 1 REVIEW YOUR VOTING OPTIONS
ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 LOCATED BELOW.
BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED.
SCAN TO VIEW MATERIAL AND VOTE NOW
REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING.
G-V502122020
CONTROL NO.:âž” PROXY DEPOSIT DATE: May 19, 2022 at 1:00 pm EDT
The control number has been assigned to you to identify your shares for voting.
You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares.
INSTRUCTIONS:
1. This Form of Proxy is solicited by and on behalf of management of the issuer.
2. You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person:
•    Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in                the space provided on the other side of this form, sign and date the form, and return it by mail, or
•    Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting                site for your Appointee to access the Virtual Meeting.
You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter.
IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.
3. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof.
This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein.
4. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy.
If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required.
5. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf.
If you vote by Internet or telephone, do not mail back this Form of Proxy.
6. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder.
7. This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee.
8. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular.
9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate.
10. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct.
11. This Form of Proxy should be read in conjunction with the accompanying management proxy circular.
PLEASE SEE OVER

PROXY FORM Village Farms International, Inc. MEETING TYPE: Annual and Special Meeting MEETING DATE: Tuesday, May 24, 2022 1:00 pm EDT RECORD DATE: April 19, 2022 PROXY DEPOSIT DATE: May 19, 2022 at 1:00 pm EDT CUID: ACCOUNT NO: CUSIP: CONTROL NO.: STEP 2 APPOINT A PROXY (OPTIONAL) APPOINTEE(S): John R. McLernon, or failing this person, Stephen C. Ruffini, or failing this person, Michael A. DeGiglio, or failing this person, Christopher C. Woodward (the “Management Nominees”) Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER PLEASE PRINT APPOINTEE NAME INSIDE THE BOX FOR YOUR APPOINTEE MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY E-R5 STEP 3 COMPLETE YOUR VOTING DIRECTIONS ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES (FILL IN ONLY ONE BOX “ ” PER ITEM IN BLACK OR BLUE INK) ELECTION OF DIRECTORS: 1A Election of Director: Michael A. DeGiglio FOR WITHHOLD 1B Election of Director: John P. Henry FOR WITHHOLD 1C Election of Director: David Holewinski FOR WITHHOLD 1D Election of Director: John R. McLernon FOR WITHHOLD 1E Election of Director: Stephen C. Ruffini FOR WITHHOLD 1F Election of Director: Christopher C. Woodward FOR WITHHOLD 02 Approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis FOR AGAINST 03 Determination of the frequency of shareholder approval of the compensation of TO RECEIVE ANNUAL AND/OR INTERIM FINANCIAL STATEMENTS AND ACCOMPANYING the Company’s named executive officers on an advisory, non-binding basis 1 YR 2 YRS. 3 YRS. ABSTAIN MANAGEMENT’S DISCUSSION AND ANALYSIS, PLEASE MARK THE APPLICABLE BOX. ANNUAL INTERIM 04 Re-appointing PricewaterhouseCoopers LLP as the independent public accounting firm for the Company for the fiscal year ended December 31, 2022 FOR WITHHOLD STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED 05 Approval of the continuance of the Company under the Business Corporations Act (Ontario) FOR AGAINST SIGNATURE(S) *INVALID IF NOT SIGNED* MM D D Y Y

PRELIMINARY VOTER INFORMATION FORM - SUBJECT TO COMPLETION

22E VOTING INSTRUCTION FORM P73424- 1 OF 1 VILLAGE FARMS INTERNATIONAL, INC. MEETING TYPE: ANNUAL AND SPECIAL MEETING TUESDAY, MAY 24, 2022 AT 1:00 P.M. EDT FOR HOLDERS AS OF APRIL 19, 2022 MEETING DATE: RECORD DATE: PROXY DEPOSIT DATE: MAY 19, 2022 ACCOUNT NO: CUID: CUSIP: 92707Y108 STEP 2 APPOINT A PROXY (OPTIONAL) APPOINTEE(S): J. R. McLernon, S. C. Ruffini, M. A. DeGiglio, C. C. Woodward Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Meeting. Appointees can only be validated at the Virtual Shareholder Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE PLEASE PRINT APPOINTEE NAME INSIDE THE BOX MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY STEP 3 COMPLETE YOUR VOTING DIRECTIONS ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY BOLD TEXT OVER THE BOXES (FILL IN ONLY ONE BOX “” PER ITEM IN BLACK OR BLUE INK) 1A ELECTION OF DIRECTORS: RECOMMENDATION: FOR Election of Director: Michael A. DeGiglio FOR WITHHOLD 1B Election of Director: John P. Henry RECOMMENDATION: FOR FOR WITHHOLD 1C Election of Director: David Holewinski RECOMMENDATION: FOR FOR WITHHOLD 1D Election of Director: John R. McLernon RECOMMENDATION: FOR FOR WITHHOLD 1E Election of Director: Stephen C. Ruffini RECOMMENDATION: FOR FOR WITHHOLD 1F Election of Director: Christopher C. Woodward RECOMMENDATION: FOR FOR WITHHOLD RECOMMENDATION: FOR 2 Approval of the compensation of the Company’s named executive officers on an advisory, non- binding basis FOR AGAINST RECOMMENDATION: 1 YEAR 3 Determination of the frequency of shareholder approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis 1 YEAR 2 YEARS 3 YEARS ABSTAIN 4 Appointing PricewaterhouseCoopers LLP as the independent public accounting firm for the Company for the fiscal year ended December 31, 2022 RECOMMENDATION: FOR FOR WITHHOLD RECOMMENDATION: FOR 5 Approval of the continuance of the Company under the Business Corporations Act (Ontario) FOR AGAINST CONTROL NO.: STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED *ISSUER CONFIRMATION COPY - INFO ONLY* SIGNATURE(S) *INVALID IF NOT SIGNED* MM DD YY

2601 14TH AVENUE MARKHAM, ON L3R 0H9 P73424- E 1 OF 1 2 2 VILLAGE FARMS INTERNATIONAL, INC. 4700 80TH STREET, DELTA, BC V4K 3N3 CANADA VOTING INSTRUCTION FORM ANNUAL AND SPECIAL MEETING VILLAGE FARMS INTERNATIONAL, INC. WHEN: TUESDAY, MAY 24, 2022 AT 1:00 P.M. EDT WHERE: www.virtualshareholdermeeting.com/VFF 2022 REVIEW YOUR VOTING OPTIONS STEP 1 ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW. BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS VOTING INSTRUCTION FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. SCAN TO VIEW MATERIAL AND VOTE NOW REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING. V703122020 WE NEED TO RECEIVE YOUR VOTING INSTRUCTIONS AT LEAST ONE BUSINESS DAY BEFORE THE PROXY DEPOSIT DATE. CONTROL NO.: PROXY DEPOSIT DATE: MAY 19, 2022 The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. Dear Client: A meeting is being held for shareholders of the above noted issuer. 1. You are receiving this Voting Instruction Form and the enclosed meeting materials at the direction of the issuer as a beneficial owner of securities. You are a beneficial owner because we, as your intermediary, hold the securities in an account for you and the securities are not registered in your name. 2. Votes are being solicited by or on behalf of the management of the issuer. 3. Even if you have declined to receive materials, a reporting issuer is entitled to deliver these materials to you and if requested to do so, it is our responsibility to forward them. These materials are being sent at no cost to you, in the language you requested, if available. 4. Unless you attend the Meeting and vote in person or online (as applicable), your securities can only be voted through us as registered holder or proxy holder of the registered holder in accordance with your instructions. We cannot vote for you if we do not receive your voting instructions. Please complete and retum (or provide by one of the alternative available methods) the information requested on this form to provide your voting instructions to us promptly. We will submit a proxy vote on your behalf according to the voting instructions you provide, unless you elect to attend the meeting and vote in person or online (as applicable). 5. When you give us your voting instructions, you acknowledge that: You are the beneficial owner or are authorized to provide these voting instructions; and You have read the material and the voting instructions on this form. 6. You have the right to appoint yourself or another person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and vote your shares at the Meeting: • Write your name or the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or Go to ProxyVote.com and insert your name or the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER On the voting site for your Appointee to access the Virtual Meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter. IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING. 7. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjoumment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require assistance, please contact the person who services your account. 8. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate. 9. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct. 10. The person(s) specified on the other side of this form will exercise the voting rights attached to the shares in accordance with the instructions given. In the absence of any specific instructions as to voting being provided by you on this form, the item(s) will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee. 11. This Voting Instruction Form should be read in conjunction with the accompanying management proxy circular. 12. To ensure that your instructions are received in sufficient time to be processed, please ensure that the Voting Instruction Form is received by us or voted online at least one business day before the proxy deposit date noted above or the proxy deadline specified in the management proxy circular. Voting instructions received on the proxy deposit date or later may not be able to be included in the final tabulation. This Voting Instruction Form confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. If you have any questions or require help, please contact the person who services your account. Disclosure of Information - Electing to Receive Financial Statements or Requesting Meeting Materials By electing to receive the financial statements or requesting meeting materials, your name and address may be provided to the reporting issuer (or its agent) for mailing purposes. PLEASE SEE OVER